As filed with the Securities and Exchange Commission on September 8, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22696

Compass EMP Funds Trust
(Exact name of registrant as specified in charter)

4900 TIEDEMAN ROAD BROOKLYN, OH			44144
(Address of principal executive offices)			(Zip code)

CHRISTOPHER K. DYER 4900 TIEDEMAN ROAD BROOKLYN, OH 44144
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(216)-898-2411

Date of fiscal year end:	JUNE 30, 2015

Date of reporting period:	JULY 1, 2014 – JUNE 30, 2015

Updated June 15, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

COMPASS EMP U.S. 500 VOLATILITY WEIGHTED INDEX ETF

COMPASS EMP U.S. 500 ENHANCED VOLATILITY WEIGHTED INDEX ETF

COMPASS EMP U.S. EQ INCOME 100 ENHANCED VOLATILITY WEIGHTED INDEX ETF

COMPASS EMP U.S. DISCOVERY 500 ENHANCED VOLATILITY WEIGHTED INDEX ETF

COMPASS EMP DEVELOPED 500 ENHANCED VOLATILITY WEIGHTED INDEX ETF

June 30, 2015

compassempetf.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Compass EMP site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, compassempetf.com has what you seek. Visit us anytime. We're always open.

Compass
EMP Trust

Table of Contents

Shareholder Letter	4
Fund Review and Commentary	8
Financial Statements
Compass EMP Exchange Traded Funds
Compass EMP U.S. 500 Volatility Weighted Index ETF
Schedule of Investments	18-31
Statement of Assets and Liabilities	77
Statement of Operations	79
Statements of Changes in Net Assets	81
Financial Highlights	86
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
Schedule of Investments	32-45
Statement of Assets and Liabilities	77
Statement of Operations	79
Statements of Changes in Net Assets	82
Financial Highlights	87
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF
Schedule of Investments	46-49
Statement of Assets and Liabilities	77
Statement of Operations	79
Statements of Changes in Net Assets	83
Financial Highlights	88
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
Schedule of Investments	50-63
Statement of Assets and Liabilities	78
Statement of Operations	80
Statements of Changes in Net Assets	84
Financial Highlights	89
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
Schedule of Investments	64-76
Statement of Assets and Liabilities	78
Statement of Operations	80
Statements of Changes in Net Assets	85
Financial Highlights	90
Notes to Financial Statements	91
Report of Independent Registered Public Accounting Firm	105
Supplemental Information	106
Trustee and Officer Information	106

Additional Federal Income Tax Information	110
Proxy Voting and Form N-Q Information	111
Expense Examples	111-115
Frequency Distribution of Premiums & Discounts	116-118

The Compass EMP ETFs are distributed by Quasar Distributors, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Compass EMP ETFs.

For additional information about any Compass EMP ETF, including fees, expenses, and risks, view our prospectus online at compassempetf.com or call 866-376-7890. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the ETFs, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Compass EMP at:

866-376-7890

Visit our website at:

www.compassempetf.com

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Letter to Our Shareholders

Dear Shareholder:

Over the past twelve months, Victory Capital has worked diligently to expand its available product set and enhance the investor experience within our firm. In addition to its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC, Victory Capital also acquired its ninth investment franchise, Compass Efficient Model Portfolios, LLC ("Compass EMP"). Compass EMP has developed a strategic indexing approach that combines fundamental criteria with volatility weighting to seek to improve an investor's ability to outperform traditional indexing strategies. Victory Capital's acquisition of Compass EMP is an extension of the firm's multi-boutique business model and provides our investors access to this dynamic asset class. We believe that these partnerships enable our clients to leverage new strengths, and we look forward to the opportunities afforded by these acquisitions. In addition to a broadened product set, Victory Capital has also revamped its website, which now highlights our distinctly branded autonomous investment franchises and significantly enhances our investor's browsing experience. As a shareholder, we encourage you to visit our new website (www.vcm.com) and benefit from these technological enhancements and expanded product offerings.

Economic growth slowed significantly in late 2014 and remained subdued through the first quarter of 2015, before rebounding in the second quarter. A sharp decline in commodity prices lead to a strong rise in the U.S. dollar, resulting in one of the many headwinds blamed for the slow growth experienced over the past three quarters. Harsh winter weather, west coast port slowdowns, and cut-backs in the energy sector, all contributed to slower growth. Additionally, the U.S. consumer did not provide much of a boost to growth, instead choosing saving over spending. Similarly, outside of the U.S., growth and inflation remained low and liquidity was on the rise as central banks in Europe and Japan continued to ease policy. The spring brought renewed optimism for growth, as the U.S. job market continued its steady march towards full employment. Given the improving backdrop for employment, the U.S. consumer found solid footing in the second quarter, while the factory sector showed signs of stabilization heading into the second half of 2015.

Year-to-date through June 30th, the S&P 500® Index was relatively flat, as investors grappled with macro uncertainties in China and Europe, negative estimate revisions, and a consumer that refuses to ratchet up spending despite robust employment gains and better real earnings. Taking a slightly broader view, within the Russell 3000® Index, health care, consumer discretionary, and information technology, were the top contributing sectors, while utilities, energy, and industrials, detracted from performance. Looking at both size and style, small capitalization stocks led both mid-cap and large capitalization stocks, while growth outperformed value.

2015 EPS growth expectations remain in the low single digits, a new low since exiting the great recession. While 2015 estimates certainly seem achievable, we remain cautious as the economic decoupling between the U.S. and the rest of the world creates a significant amount of uncertainty given that it is unlikely to persist for very long (i.e. does the U.S. slow or the rest of the world accelerate?). With that said, we remain confident that domestic corporate profits can sustain mid-to-high single digit growth rates throughout the remainder of the year.

Taking a closer look domestically, we believe the odds favor positive economic surprises throughout the conclusion of the year. Current 2015 GDP estimates imply a slowdown in year-over-year growth from the roughly 3% reported in 1Q15, to just over 2% in 4Q15, which makes little sense given the improving backdrop for consumer spending and healthy business cycle/private investment indicators. In any case, improved domestic economic data should set the stage for the Fed to gradually raise rates over the next couple of years. While reacceleration of inflation is certainly a risk given the unprecedented level of monetary supply in the system, we believe the strong dollar will provide cover for the Fed over the intermediate term.

Strong employment gains coupled with modest wage increases have supported 4%+ growth in personal income, but with the unemployment rate just above 5%, wage growth should begin to accelerate. While today's consumer is saving more, real income is also being supported by lower energy prices and continued improvement in consumer confidence. Coupled with solid monthly retail sales, we remain confident that we can sustain 3%+ real growth in personal consumption expenditures this year, which in itself should contribute positively to GDP. Importantly, we believe disappointing retail sales in June were a function of large or expensive purchases (e.g. housing, autos) crowding out smaller ones. With labor becoming more expensive, we see businesses investing in productivity enhancing initiatives, which should help shore up private investment spending, as well as potentially set the stage for real wage growth going forward. Finally, based on government expenditures, strong tax receipt growth has led to continued declines in the deficit and we expect low single digit growth in spending moving forward.

Even as the Fed continues to guide for a modest increase in interest rates this year, it remains data dependent. As inflation has remained stubbornly below the Federal Reserve's target, the Fed has consistently signaled their desire to begin normalization this year, but at a measured pace. As a result, we saw the yield curve steepen as investors struggled to digest the timing of the first rate hike, turmoil in the Eurozone brought on by the Greek default, and weak worldwide growth. Consequently, sector excess returns relative to Treasuries over the past 12 months have been decidedly negative, with the exception of the asset backed sector, which managed a small gain. Treasuries outperformed corporates, with industrials providing the largest drag, due to the downturn in the energy sector.

We continue to believe that the markets could provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Compass EMP Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 866-376-7890, or visit our website at www.compassempetf.com. My colleagues and I sincerely appreciate the confidence you have placed in the Compass EMP Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Compass EMP Funds

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Investments involve risk including possible loss of principal. The Funds are new exchange traded funds ("ETFs") and have a limited history of operations for investors to evaluate. ETFs are subject to the risks associated with the underlying securities in which they invest. Direct redemptions of ETF shares are limited. Commissions are often charged on each trade of an ETF's shares on the secondary market, and shares may trade at a premium or discount to the ETF's net asset value. The Funds invest in securities included in, or representative of securities included in, the index, regardless of their investment merits. Since the Funds are not actively managed, they do not, therefore, seek returns in excess of their respective Index. The Funds' returns may not match the returns of their respective Index for a number of reasons, including: the Funds incur operating expenses not applicable to the Index and incur costs in buying and selling securities; the Funds may not be fully invested at times; differences in the valuation of securities and differences between the Funds' portfolio and the Index resulting from legal restrictions, cost, or liquidity constraints. The Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF may invest in small cap companies. The earnings and prospects of smaller-sized companies are more volatile than larger companies. Small-sized companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies. The Compass EMP U.S. 500 Volatility Weighted Index ETF and the Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF may invest in medium cap companies which involves additional risks such as limited liquidity and greater volatility than large cap companies. Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF, Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF, Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF, and the Compass EMP U.S. EQ income 100 Enhanced Volatility weighted Index ETFs may invest, directly or indirectly, in "junk bonds". Such securities are speculative investments that carry greater risks than higher quality debt securities. In general the price of a fixed income security falls when interest rates rise. The Compass EMP Developed 500 Enhanced Volatility Weighted Index Fund invests in securities of companies domiciled in developed countries outside of the United States. Risks associated with investing in foreign securities include currency risk, political risk, liquidity risk, and greater volatility

Diversification does not assure a profit or protect against loss in a declining market.

Earnings per share, or EPS, growth measures the annualized rate of net income per share growth.

Standard deviation is a measure of the dispersion of a set of data from its mean.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded on the U.S. stock market.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The MSCI EAFE Index is a capitalization weighted index of 22 national stock markets outside the North American stock markets.

One cannot invest directly in an index.

Compass EMP Funds

Compass EMP U.S. 500 Volatility Weighted
Index ETF

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Large Cap 500 Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

The Fund does not technically have a full year of performance for the fiscal year ended June 30, 2015. The Fund inception date is July 1, 2014, making it one day short of a full year. For the period from inception through June 30, 2015, the Fund returned 6.38%. During the same period the CEMP Index returned 6.83%. The difference is primarily due to the net expenses of the Fund, so the fund performed in line with expectations. As of May 1, 2015, the gross cap on Fund expenses was 0.56% and the contractual cap on Fund expenses has been reduced to 0.35% from 0.58% through at least April 30, 2017. During the same time period July 1, 2014 through June 30, 2015, the S&P 500 Index returned 6.69% slightly underperforming the CEMP Index by 0.14% but outperforming the Fund by 0.31%. The CEMP Index is not a weighted index, while the S&P 500 Index is weighted. The primary difference in the results is due to the market cap weighting of the S&P 500 constituent components, where Apple contributed 1.19% of the S&P 500's entire return.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Funds' Schedule of Investments for more information.

The Fund's performance figures* for the period ending June 30, 2015, compared to its benchmarks:

Period Ended June 30, 2015	Cumulative Return Since Inception[1]
Compass EMP U.S. 500 Volatility Weighted Index ETF — NAV	6.38%
Compass EMP U.S. 500 Volatility Weighted Index ETF — Market	6.30%
CEMP U.S. Large Cap 500 Volatility Weighted Index[2]	6.83%
S&P 500 Index[2]	6.69%

Compass EMP Funds

Compass EMP U.S. 500 Volatility Weighted
Index ETF (continued)

The CEMP U.S. Large Cap 500 Volatility Weighted Index consists of 500 of the largest U.S. stocks with consistent positive earnings and weighted based on the volatility of each security relative to the average volatility of all index constituents. The S&P 500 Index is a market-cap weighted index composed of the common stocks of 500 leading U.S. companies.

*The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual fund operating expenses after fee waivers and expense reimbursements as stated in the fee table to the Fund's prospectus dated June 30, 2014, as supplemented May 1, 2015 is 0.35%. For performance information current to the most recent month-end, please call 1-866-376-7890.

1Inception date is July 1, 2014.

2Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Holdings:

(As a Percentage of Total Investments)

Compass EMP Funds

Compass EMP U.S. 500 Enhanced Volatility Weighted
Index ETF

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks by market capitalization. These remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP U.S. Large Cap 500 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 10% from its daily highest value ("DHV"). When the CEMP Index's exposure to the equity market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 10% decline from its DHV, the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 20% from its DHV, 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 30% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 40% from its DHV, the final 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

The Fund does not technically have a full year of performance for the fiscal year ended June 30, 2015, the Fund inception date is July 1, 2014, making it one day short of a full year. For the period from inception through June 30, 2015 the Fund returned 6.15%. During the same period the CEMP Index returned 6.83%. The difference is primarily due to the net expenses of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, gross cap on the Fund expenses was 0.55% and the contractual cap on Fund expenses has been reduced to 0.35% from 0.68% through at least April 30, 2017. During the same time period July 1, 2014 through June 30, 2015, the S&P 500 cap weighted Index returned 6.69%, slightly underperforming the CEMP Index by 0.14% but outperforming the Fund by 0.54%. The primary difference in the results is due to the market cap weighting of the S&P 500 constituent components, where Apple contributed 1.19% of the S&P 500's entire return.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Funds' Schedule of Investments for more information.

The Fund's performance figures* for the period ending June 30, 2015, compared to its benchmarks:

Period Ended June 30, 2015	Cumulative Return Since Inception[1]
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF — NAV	6.15%
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF — Market	6.12%
CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index[2]	6.83%
S&P 500 Index[2]	6.69%

Compass EMP Funds

Compass EMP U.S. 500 Enhanced Volatility Weighted
Index ETF (continued)

The CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index is based on the daily price of an underlying index, the CEMP U.S. Large Cap 500 Volatility Weighted Index. If the underlying index declines from its daily highest value, the CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index will follow a predefined hedging and dollar cost averaging schedule based on the size of the decline of the underlying index. The S&P 500 Index is a market-cap weighted index composed of the common stocks of 500 leading U.S. companies.

*The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual fund operating expenses after fee waivers and expense reimbursements as stated in the fee table to the Fund's prospectus dated June 30, 2014, as supplemented May 1, 2015 is 0.35%. For performance information current to the most recent month-end, please call 1-866-376-7890.

1Inception date is July 1, 2014.

2Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Holdings:

(As a Percentage of Total Investments)

Compass EMP Funds

Compass EMP U.S. EQ Income 100 Enhanced
Volatility Weighted Index ETF

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Large Cap High Dividend 100 Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with the highest 100 dividend yielding stocks of the CEMP U.S. Large Cap 500 Volatility Weighted Index. These 100 stocks are then weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP U.S. Large Cap High Dividend 100 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 8% from its daily highest value ("DHV"). When the CEMP Index's exposure to the equity market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 8% decline from its DHV, the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 16% from its DHV, 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 24% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 32% from its DHV, the final 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

The Fund does not technically have a full year of performance for the fiscal year ended June 30, 2015, the Fund inception date is July 1, 2014, making it one day short of a full year. For the period from inception through June 30, 2015, the Fund returned 3.77%. During the same period the CEMP Index returned 4.39%. The difference is primarily due to the net expenses of the Fund, so the fund performed in line with expectations. As of May 1, 2015, the gross cap on Fund expenses was 0.52% and the contractual cap on Fund expenses has been reduced to 0.35% from 0.68% through at least April 30, 2017. During the same time period July 1, 2014 through June 30, 2015, the S&P 500 cap weighted Index returned 6.69%, outperforming the CEMP Index by 2.30% and outperforming the Fund by 2.92%. The primary difference in the results is due to the focus of the CEMP Index on the 100 highest dividend yielding stocks.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Funds' Schedule of Investments for more information.

The Fund's performance figures* for the period ending June 30, 2015, compared to its benchmarks:

Period Ended June 30, 2015	Cumulative Return Since Inception[1]
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF — NAV	3.77%
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF — Market	3.72%
CEMP U.S. Large Cap 100 High Dividend Long/Cash Volatility Weighted Index[2]	4.39%
S&P 500 Index[2]	6.69%

Compass EMP Funds

Compass EMP U.S. EQ Income 100 Enhanced
Volatility Weighted Index ETF (continued)

The CEMP U.S. Large Cap High Dividend 100 Long/Cash Volatility Weighted Index is based on the daily price of an underlying index, the CEMP U.S. Large Cap High Dividend 100 Volatility Weighted Index. If the underlying index declines from its daily highest value, the CEMP U.S. Large Cap High Dividend 100 Long/Cash Volatility Weighted Index will follow a predefined hedging and dollar cost averaging schedule based on the size of the decline of the underlying index. The CEMP U.S. Large Cap High Dividend 100 Volatility Weighted Index consists of the highest 100 dividend yielding stocks of the CEMP U.S. Large Cap 500 Volatility Weighted Index. The S&P 500 Index is a market-cap weighted index composed of the common stocks of 500 leading U.S. companies.

*The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual fund operating expenses after fee waivers and expense reimbursements as stated in the fee table to the Fund's prospectus dated June 30, 2014, as supplemented May 1, 2015 is 0.35%. For performance information current to the most recent month-end, please call 1-866-376-7890.

1Inception date is July 1, 2014.

2Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Holdings:

(As a Percentage of Total Investments)

Compass EMP Funds

Compass EMP U.S. Discovery 500 Enhanced Volatility
Weighted Index ETF

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Small Cap 500 Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks, $3 Billion and below by market capitalization. These remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP U.S. Small Cap 500 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 11% from its daily highest value (DHV). When the CEMP Index's exposure to the market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 11% decline from its DHV, the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 22% from its DHV, 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 33% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 44% from its DHV, the final 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

For the period from inception August 1, 2014 through June 30, 2015 the Fund returned 13.06%. During the same period the CEMP Index returned 13.59%. The difference is primarily due to the net expenses of the Fund, so the fund performed in line with expectations. As of May 1, 2015, the gross cap was 0.54% and the contractual cap on Fund expenses has been reduced to 0.35% from 0.68% through at least April 30, 2017. During the same time period August 1, 2014 through June 30, 2015, the Russell 2000 cap weighted Index returned 13.87%, outperforming the CEMP Index by 0.28% and outperforming the Fund by 0.81%. The primary difference in the results is due to the relative weighting of the Energy sector during the period. The CEMP Index has a much lower exposure to the Energy sector due to the CEMP Index earnings criteria and volatility weighting.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Funds' Schedule of Investments for more information.

The Fund's performance figures* for the period ending June 30, 2015, compared to its benchmarks:

Period Ended June 30, 2015	Cumulative Return Since Inception[1]
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF — NAV	13.06%
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF — Market	12.98%
CEMP U.S. Small Cap 500 Long/Cash Volatility Weighted Index[2]	13.59%
Russell 2000 Index[2]	13.87%

Compass EMP Funds

Compass EMP U.S. Discovery 500 Enhanced Volatility
Weighted Index ETF (continued)

The CEMP U.S. Small Cap 500 Long/Cash Volatility Weighted Index is based on the daily price of an underlying index, the CEMP U.S. Small Cap 500 Volatility Weighted Index. If the underlying index declines from its daily highest value, the CEMP U.S. Small Cap 500 Long/Cash Volatility Weighted Index will follow a predefined hedging and dollar cost averaging schedule based on the size of the decline of the underlying index. The CEMP U.S. Small Cap 500 Volatility Weighted Index consists of 500 of the largest U.S. small cap stocks with market capitalization of $3 Billion or less with consistent positive earnings and weighted based on the volatility of each security relative to the average volatility of all index constituents. The Russell 2000 Index is a market-cap weighted index composed of 2000 U.S. small-cap common stocks.

*The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual fund operating expenses after fee waivers and expense reimbursements as stated in the fee table to the Fund's prospectus dated June 30, 2014, as supplemented May 1, 2015 is 0.35%. For performance information current to the most recent month-end, please call 1-866-376-7890.

1Inception date is August 1, 2014.

2Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Holdings:

(As a Percentage of Total Investments)

Compass EMP Funds

Compass EMP Developed 500 Enhanced Volatility
Weighted Index ETF

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP International 500 Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the developed countries outside of the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest International stocks by market capitalization. These remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP International Large Cap 500 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 12% from its daily highest value ("DHV"). When the CEMP Index's exposure to the equity market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 12% decline from its DHV, the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 24% from its DHV, 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 36% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 48% from its DHV, the final 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

For the period from inception, September 30, 2014 through June 30, 2015, the Fund returned 1.77%. During the same period the CEMP Index returned 2.53%. The difference is primarily due to the net expenses of the Fund, so the fund performed in line with expectations. As of May 1, 2015, the gross cap on Fund expenses was 0.71% and the contractual cap on Fund expenses has been reduced to 0.45% from 0.78% through at least April 30, 2017. During the same time period September 30, 2014 through June 30, 2015, the MSCI EAFE cap weighted Index returned 1.76%, underperforming the CEMP Index by 0.77% and underperforming the Fund by 0.01%. The primary difference in the results is due to the market cap weighting of the MSCI EAFE constituent components.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Funds' Schedule of Investments for more information.

The Fund's performance figures* for the period ending June 30, 2015, compared to its benchmarks:

Period Ended June 30, 2015	Cumulative Return Since Inception[1]
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF — NAV	1.77%
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF — Market	2.70%
CEMP International 500 Long/Cash Volatility Weighted Index[2]	2.53%
MSCI EAFE Index[2]	1.76%

Compass EMP Funds

Compass EMP Developed 500 Enhanced Volatility
Weighted Index ETF (continued)

The CEMP International 500 Long/Cash Volatility Weighted Index is based on the daily price of an underlying index, CEMP International 500 Volatility Weighted Index. If the underlying index declines from its daily highest value, the CEMP International 500 Long/Cash Volatility Weighted Index will follow a predefined hedging and dollar cost averaging schedule based on the size of the decline of the underlying index. The CEMP International 500 Volatility Weighted Index consists of 500 of the largest developed country stocks with consistent positive earnings and weighted based on the volatility of each security relative to the average volatility of all index constituents. The MSCI EAFE Index is a market-cap weighted index composed of the common stocks of 500 international companies.

*The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual fund operating expenses after fee waivers and expense reimbursements as stated in the fee table to the Fund's prospectus dated June 30, 2014, as supplemented May 1, 2015 is 0.45%. For performance information current to the most recent month-end, please call 1-866-376-7890.

1Inception date is September 30, 2014.

2Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Holdings:

(As a Percentage of Total Investments)

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Closed End Funds — 0.3%
Capital Markets — 0.3%
1,441	Ares Capital Corporation	$23,719
Total Closed End Funds (Cost $24,449)		23,719
Common Stocks — 99.1%
Aerospace & Defense — 2.5%
168	General Dynamics Corporation	23,804
218	Honeywell International, Inc.	22,229
120	Huntington Ingalls Industries, Inc.	13,511
116	L-3 Communications Holdings, Inc.	13,152
118	Lockheed Martin Corporation	21,936
126	Northrop Grumman Corporation	19,987
81	Precision Castparts Corp.	16,190
196	Raytheon Company	18,753
296	Rockwell Collins, Inc.	27,336
351	Textron, Inc.	15,665
126	The Boeing Company	17,479
209	United Technologies Corporation	23,184
		233,226
Air Freight & Logistics — 0.8%
238	C.H. Robinson Worldwide, Inc.	14,849
390	Expeditors International of Washington, Inc.	17,981
115	FedEx Corporation	19,596
203	United Parcel Service, Inc.	19,673
		72,099
Airlines — 0.5%
184	Alaska Air Group, Inc.	11,855
557	JetBlue Airways Corporation*	11,563
283	Southwest Airlines Company	9,365
127	Spirit Airlines, Inc.*	7,887
		40,670
Auto Components — 0.7%
239	BorgWarner, Inc.	13,585
961	Gentex Corporation	15,780
384	Johnson Controls, Inc.	19,019
148	Lear Corporation	16,614
		64,998
Automobiles — 0.5%
1,073	Ford Motor Company	16,106
420	General Motors Company	13,999
250	Harley-Davidson, Inc.	14,087
		44,192

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Banks — 4.0%
560	BB&T Corporation	$22,574
415	CIT Group, Inc.	19,293
352	Citigroup, Inc.	19,445
153	City National Corporation	13,830
348	Comerica, Inc.	17,859
412	East West Bancorp, Inc.	18,466
932	Fifth Third Bancorp	19,404
233	First Republic Bank	14,686
1,756	Huntington Bancshares, Inc.	19,860
317	JPMorgan Chase & Company	21,480
1,172	KeyCorporation	17,603
178	M&T Bank Corporation	22,238
1,756	Regions Financial Corporation	18,192
129	Signature Bank*	18,884
452	SunTrust Banks, Inc.	19,445
112	SVB Financial Group*	16,126
230	The PNC Financial Services Group, Inc.	22,000
550	U.S. Bancorp	23,870
447	Wells Fargo & Company	25,139
		370,394
Beverages — 1.6%
263	Brown-Forman Corporation	26,347
453	Coca-Cola Enterprises, Inc.	19,678
181	Constellation Brands, Inc.	21,000
288	Dr Pepper Snapple Group, Inc.	20,995
64	Monster Beverage Corporation*	8,577
296	PepsiCo, Inc.	27,629
595	The Coca-Cola Company	23,342
		147,568
Biotechnology — 0.7%
103	Amgen, Inc.	15,813
26	Biogen, Inc.*	10,502
112	Celgene Corporation*	12,962
110	Gilead Sciences, Inc.	12,879
28	Regeneron Pharmaceuticals, Inc.*	14,284
		66,440
Building Products — 0.4%
290	AO Smith Corporation	20,874
604	Masco Corporation	16,109
		36,983
Capital Markets — 3.8%
78	Affiliated Managers Group, Inc.*	17,051
140	Ameriprise Financial, Inc.	17,490
55	Blackrock, Inc.	19,029
445	E*TRADE Financial Corporation*	13,328
380	Franklin Resources, Inc.	18,631
546	Interactive Brokers Group, Inc.	22,692

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
469	Invesco Ltd.	$17,583
310	Legg Mason, Inc.	15,974
526	Morgan Stanley	20,403
278	Northern Trust Corporation	21,256
321	Raymond James Financial, Inc.	19,125
504	SEI Investments Company	24,711
249	State Street Corporation	19,173
292	T. Rowe Price Group, Inc.	22,697
469	TD Ameritrade Holding Corporation	17,269
512	The Bank of New York Mellon Corporation	21,489
449	The Charles Schwab Corporation	14,660
112	The Goldman Sachs Group, Inc.	23,384
		345,945
Chemicals — 3.8%
113	Air Products & Chemicals, Inc.	15,462
213	Airgas, Inc.	22,531
285	CF Industries Holdings, Inc.	18,320
201	Eastman Chemical Company	16,446
173	Ecolab, Inc.	19,561
272	EI du Pont de Nemours & Company	17,394
293	FMC Corporation	15,397
161	International Flavors & Fragrances, Inc.	17,596
120	LyondellBasell Industries N.V.	12,422
47	NewMarket Corporation	20,863
176	PPG Industries, Inc.	20,191
203	Praxair, Inc.	24,269
386	RPM International, Inc.	18,902
307	The Dow Chemical Company	15,709
441	The Mosaic Company	20,661
77	The Sherwin-Williams Company	21,177
271	The Valspar Corporation	22,173
158	W.R. Grace & Company*	15,847
162	Westlake Chemical Corporation	11,112
		346,033
Commercial Services & Supplies — 1.3%
250	Cintas Corporation	21,148
722	Republic Services, Inc.	28,281
235	Stericycle, Inc.*	31,469
364	The ADT Corporation	12,219
518	Waste Connections, Inc.	24,408
		117,525
Communications Equipment — 1.1%
665	Cisco Systems, Inc.	18,261
333	EchoStar Corporation*	16,210
124	F5 Networks, Inc.*	14,923
256	Harris Corporation	19,689
322	Motorola Solutions, Inc.	18,464
206	QUALCOMM, Inc.	12,902
		100,449

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Construction & Engineering — 0.5%
245	Fluor Corporation	$12,987
368	Jacobs Engineering Group, Inc.*	14,948
453	Quanta Services, Inc.*	13,056
		40,991
Construction Materials — 0.2%
213	Vulcan Materials Company	17,877
Consumer Finance — 1.0%
747	Ally Financial, Inc.*	16,755
238	American Express Company	18,497
287	Capital One Financial Corporation	25,248
329	Discover Financial Services	18,957
565	Santander Consumer USA Holdings, Inc.*	14,447
		93,904
Containers & Packaging — 1.0%
254	Ball Corporation	17,818
335	Crown Holdings, Inc.*	17,725
323	MeadWestvaco Corporation	15,242
202	Packaging Corporation of America	12,623
239	Rock-Tenn Company	14,388
324	Sealed Air Corporation	16,647
		94,443
Distributors — 0.4%
242	Genuine Parts Company	21,666
596	LKQ Corporation*	18,026
		39,692
Diversified Consumer Services — 0.5%
16	Graham Holdings Company	17,201
894	Service Corporation International	26,310
		43,511
Diversified Financial Services — 1.4%
324	CBOE Holdings, Inc.	18,539
229	CME Group, Inc.	21,311
201	Moody's Corporation	21,700
367	MSCI, Inc.	22,589
430	The Nasdaq OMX Group, Inc.	20,988
462	Voya Financial, Inc.	21,469
		126,596
Diversified Telecommunication Services — 0.4%
512	CenturyLink, Inc.	15,043
1,650	Frontier Communications Corporation	8,167
280	Level 3 Communications, Inc.*	14,748
		37,958

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Electric Utilities — 2.9%
378	American Electric Power Company, Inc.	$20,023
334	Edison International	18,564
256	Entergy Corporation	18,048
420	Eversource Energy	19,072
540	Exelon Corporation	16,967
547	ITC Holdings Corporation	17,603
219	NextEra Energy, Inc.	21,469
641	OGE Energy Corporation	18,313
342	Pinnacle West Capital Corporation	19,456
537	Southern Company	22,500
668	WEC Energy Group, Inc.	30,033
602	Westar Energy, Inc.	20,600
622	Xcel Energy, Inc.	20,016
		262,664
Electrical Equipment — 1.1%
76	Acuity Brands, Inc.	13,679
355	AMETEK, Inc.	19,447
223	Eaton Corporation PLC	15,050
347	Emerson Electric Company	19,234
141	Hubbell, Inc.	15,267
148	Rockwell Automation, Inc.	18,447
		101,124
Electronic Equipment, Instruments & Components — 1.3%
347	Amphenol Corporation	20,116
272	Arrow Electronics, Inc.*	15,178
378	Avnet, Inc.	15,539
522	CDW Corporation	17,894
744	Corning, Inc.	14,679
1,167	Flextronics International Ltd.*	13,199
136	IPG Photonics Corporation*	11,584
505	Trimble Navigation Ltd.*	11,847
		120,036
Energy Equipment & Services — 1.0%
178	Baker Hughes, Inc.	10,983
262	Cameron International Corporation*	13,721
301	FMC Technologies, Inc.*	12,489
245	Halliburton Company	10,552
134	Helmerich & Payne, Inc.	9,436
257	National Oilwell Varco, Inc.	12,408
244	Oceaneering International, Inc.	11,368
164	Schlumberger Ltd.	14,135
		95,092
Food & Staples Retailing — 1.6%
176	Costco Wholesale Corporation	23,771
260	CVS Health Corporation	27,269
1,168	Rite Aid Corporation*	9,753

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
411	Sprouts Farmers Market, Inc.*	$11,089
605	Sysco Corporation	21,840
332	The Kroger Company	24,073
295	Wal-Mart Stores, Inc.	20,924
283	Whole Foods Market, Inc.	11,162
		149,881
Food Products — 3.2%
367	Archer-Daniels-Midland Company	17,697
554	Campbell Soup Company	26,398
483	General Mills, Inc.	26,913
246	Hain Celestial Group, Inc.*	16,201
388	Hormel Foods Corporation	21,872
305	Ingredion, Inc.	24,342
98	Keurig Green Mountain, Inc.	7,510
364	McCormick & Company, Inc.	29,466
169	Mead Johnson Nutrition Company	15,247
651	Mondelez International, Inc.	26,782
319	Pilgrim's Pride Corporation	7,327
241	The Hershey Company	21,408
218	The J.M. Smucker Company	23,633
315	The WhiteWave Foods Company*	15,397
417	Tyson Foods, Inc.	17,777
		297,970
Gas Utilities — 0.4%
398	Atmos Energy Corporation	20,409
309	National Fuel Gas Company	18,197
		38,606
Health Care Equipment & Supplies — 3.4%
491	Abbott Laboratories	24,098
375	Baxter International, Inc.	26,224
148	Becton, Dickinson and Company	20,964
474	DENTSPLY International, Inc.	24,435
107	Edwards Lifesciences Corporation*	15,240
248	IDEXX Laboratories, Inc.*	15,907
26	Intuitive Surgical, Inc.*	12,597
263	ResMed, Inc.	14,825
281	Sirona Dental Systems, Inc.*	28,218
275	St. Jude Medical, Inc.	20,094
283	Stryker Corporation	27,046
226	Teleflex, Inc.	30,612
101	The Cooper Companies, Inc.	17,975
221	Varian Medical Systems, Inc.*	18,637
169	Zimmer Holdings, Inc.	18,460
		315,332
Health Care Providers & Services — 3.7%
174	Aetna, Inc.	22,178
122	Anthem, Inc.	20,025
264	Cardinal Health, Inc.	22,084

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
228	Centene Corporation*	$18,331
158	Cigna Corporation	25,596
306	DaVita Healthcare Partners, Inc.*	24,318
243	Express Scripts Holdings Company*	21,612
190	HCA Holdings, Inc.*	17,237
187	Henry Schein, Inc.*	26,576
158	Laboratory Corporation of America Holdings*	19,153
93	McKesson Corporation	20,907
281	MEDNAX, Inc.*	20,825
528	Patterson Companies, Inc.	25,687
280	Quest Diagnostics, Inc.	20,306
166	UnitedHealth Group Inc.	20,252
131	Universal Health Services, Inc.	18,615
		343,702
Health Care Technology — 0.2%
298	Cerner Corporation*	20,580
Hotels, Restaurants & Leisure — 2.4%
609	Aramark	18,861
22	Chipotle Mexican Grill, Inc.*	13,310
192	Domino's Pizza, Inc.	21,773
630	Hilton Worldwide Holdings, Inc.*	17,356
339	Hyatt Hotels Corporation*	19,218
249	Las Vegas Sands Corporation	13,090
238	Marriott International, Inc.	17,705
259	McDonald's Corporation	24,623
160	Royal Caribbean Cruises Ltd.	12,590
466	Starbucks Corporation	24,985
182	Starwood Hotels & Resorts Worldwide, Inc.	14,758
202	Wyndham Worldwide Corporation	16,546
97	Wynn Resorts Ltd.	9,571
		224,386
Household Durables — 1.7%
460	D.R. Horton, Inc.	12,586
72	Harman International Industries, Inc.	8,564
352	Jarden Corporation*	18,216
288	Lennar Corporation	14,699
92	Mohawk Industries, Inc.*	17,563
531	Newell Rubbermaid, Inc.	21,829
13	NVR, Inc.*	17,420
644	PulteGroup, Inc.	12,977
412	Toll Brothers, Inc.*	15,734
78	Whirlpool Corporation	13,498
		153,086
Household Products — 1.4%
348	Church & Dwight Company, Inc.	28,233
374	Colgate-Palmolive Company	24,463
178	Energizer Holdings, Inc.	23,416

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
370	Procter & Gamble Company	$28,949
225	The Clorox Company	23,405
		128,466
Industrial Conglomerates — 1.3%
154	3M Company	23,762
191	Carlisle Companies, Inc.	19,123
278	Danaher Corporation	23,794
1,006	General Electric Company	26,730
129	Roper Industries, Inc.	22,247
		115,656
Insurance — 5.8%
432	AFLAC, Inc.	26,870
52	Alleghany Corporation*	24,376
467	American Financial Group, Inc.	30,374
415	American International Group, Inc.	25,655
630	Arthur J Gallagher & Company	29,799
282	Chubb Corporation	26,829
555	Cincinnati Financial Corporation	27,850
582	CNA Financial Corporation	22,238
547	HCC Insurance Holdings, Inc.	42,031
282	Lincoln National Corporation	16,700
39	Markel Corporation*	31,227
505	Marsh & McLennan Companies, Inc.	28,633
349	MetLife, Inc.	19,541
369	Principal Financial Group, Inc.	18,926
1,028	Progressive Corporation	28,609
263	Reinsurance Group of America, Inc.	24,951
411	The Allstate Corporation	26,662
272	The Travelers Companies, Inc.	26,292
478	Torchmark Corporation	27,829
545	W.R. Berkley Corporation	28,302
		533,694
Internet & Catalog Retail — 0.4%
20	Netflix, Inc.*	13,139
12	The Priceline Group, Inc.*	13,816
100	TripAdvisor, Inc.*	8,714
		35,669
Internet Software & Services — 1.1%
215	Akamai Technologies, Inc.*	15,011
68	CoStar Group, Inc.*	13,686
189	Facebook, Inc.*	16,210
33	Google, Inc.*	17,821
190	Rackspace Hosting, Inc.*	7,066
255	VeriSign, Inc.*	15,739
304	Yahoo!, Inc.*	11,944
		97,477

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
IT Services — 4.3%
58	Alliance Data Systems Corporation*	$16,932
534	Amdocs Ltd.	29,151
311	Automatic Data Processing, Inc.	24,952
483	Broadridge Financial Solutions, Inc.	24,155
233	Cognizant Technology Solutions Corporation*	14,234
403	Fidelity National Information Services, Inc.	24,905
350	Fiserv, Inc.*	28,990
93	FleetCor Technologies, Inc.*	14,514
238	Gartner, Inc.*	20,416
203	Global Payments, Inc.	21,000
130	International Business Machines Corporation	21,146
383	Jack Henry & Associates, Inc.	24,780
196	MasterCard, Inc.	18,322
561	Paychex, Inc.	26,300
329	Teradata Corporation*	12,173
999	The Western Union Company	20,310
541	Total System Services, Inc.	22,598
283	Visa, Inc.	19,003
1,213	Xerox Corporation	12,906
		396,787
Leisure Products — 0.4%
290	Hasbro, Inc.	21,689
110	Polaris Industries, Inc.	16,292
		37,981
Life Sciences Tools & Services — 1.5%
433	Agilent Technologies, Inc.	16,705
62	Illumina, Inc.*	13,538
66	Mettler-Toledo International, Inc.*	22,537
438	PerkinElmer, Inc.	23,056
282	Quintiles Transnational Holdings, Inc.*	20,476
157	Thermo Fisher Scientific, Inc.	20,372
157	Waters Corporation*	20,156
		136,840
Machinery — 4.4%
564	Allison Transmission Holdings, Inc.	16,503
206	Caterpillar, Inc.	17,473
272	Colfax Corporation*	12,553
119	Cummins, Inc.	15,612
256	Deere & Company	24,845
543	Donaldson Company, Inc.	19,439
245	Dover Corporation	17,194
228	Flowserve Corporation	12,006
303	IDEX Corporation	23,810
269	Illinois Tool Works, Inc.	24,692
296	Ingersoll-Rand PLC	19,956
283	Lincoln Electric Holdings, Inc.	17,232
126	Middleby Corporation*	14,141
295	PACCAR, Inc.	18,824

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
220	Pall Corporation	$27,379
140	Parker-Hannifin Corporation	16,286
146	Snap-On, Inc.	23,250
216	Stanley Black & Decker, Inc.	22,732
261	Trinity Industries, Inc.	6,898
142	WABCO Holdings, Inc.*	17,568
183	Wabtec Corporation	17,246
504	Xylem, Inc.	18,683
		404,322
Media — 3.5%
227	AMC Networks, Inc.*	18,580
777	Cablevision Systems Corporation	18,601
271	CBS Corporation	15,041
350	Comcast Corporation	21,049
384	Discovery Communications, Inc.*	12,772
204	DISH Network Corporation*	13,813
206	Gannett Company, Inc.*	2,875
477	Liberty Media Corporation*	17,191
1,158	News Corporation*	16,895
318	Omnicom Group, Inc.	22,098
252	Scripps Networks Interact, Inc.	16,473
5,242	Sirius XM Holdings, Inc.*	19,553
411	TEGNA, Inc.	13,181
231	The Madison Square Garden Company*	19,286
210	The Walt Disney Company	23,969
111	Time Warner Cable, Inc.	19,777
140	Time Warner, Inc.	12,237
182	Tribune Media Company	9,717
475	Twenty-First Century Fox, Inc.	15,459
245	Viacom, Inc.	15,837
		324,404
Metals & Mining — 0.3%
364	Nucor Corporation	16,042
449	Southern Copper Corporation	13,205
		29,247
Multiline Retail — 1.1%
102	Dillard's, Inc.	10,729
212	Dollar General Corporation	16,481
266	Dollar Tree, Inc.*	21,011
221	Kohl's Corporation	13,837
266	Macy's, Inc.	17,947
245	Nordstrom, Inc.	18,253
		98,258
Multi-Utilities — 2.5%
354	Alliant Energy Corporation	20,433
466	Ameren Corporation	17,559
877	CenterPoint Energy, Inc.	16,689
626	CMS Energy Corporation	19,932

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
388	Consolidated Edison, Inc.	$22,458
290	Dominion Resources, Inc.	19,392
259	DTE Energy Company	19,332
425	NiSource, Inc.	19,376
404	PG&E Corporation	19,836
414	Public Service Enterprise Group, Inc.	16,262
382	SCANA Corporation	19,348
194	Sempra Energy	19,194
		229,811
Oil, Gas & Consumable Fuels — 2.2%
164	Chevron Corporation	15,821
87	Cimarex Energy Company	9,597
74	Concho Resources, Inc.*	8,426
146	Continental Resources, Inc.*	6,189
124	EOG Resources, Inc.	10,856
237	Exxon Mobil Corporation	19,719
380	Kinder Morgan, Inc.	14,588
426	Marathon Oil Corporation	11,306
254	Marathon Petroleum Corporation	13,287
253	Murphy Oil Corporation	10,517
224	Noble Energy, Inc.	9,560
242	ONEOK, Inc.	9,554
162	Phillips 66	13,051
210	Range Resources Corporation	10,370
470	Southwestern Energy Company*	10,683
517	Spectra Energy Corporation	16,854
219	Valero Energy Corporation	13,709
		204,087
Personal Products — 0.2%
257	Estee Lauder Companies, Inc.	22,272
Pharmaceuticals — 1.7%
294	Bristol-Myers Squibb Company	19,563
333	Eli Lilly and Company	27,802
243	Johnson & Johnson	23,683
369	Merck & Company, Inc.	21,007
241	Mylan NV*	16,354
755	Pfizer, Inc.	25,315
368	Zoetis, Inc.	17,745
		151,469
Professional Services — 1.6%
253	Equifax, Inc.	24,564
161	IHS, Inc.*	20,709
165	ManpowerGroup, Inc.	14,748
445	Nielsen N.V.	19,923
313	Robert Half International, Inc.	17,371
164	Towers Watson & Company	20,631
384	Verisk Analytics, Inc.*	27,940
		145,886

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Real Estate Management & Development — 0.5%
580	CBRE Group, Inc.*	$21,460
114	Jones Lang LaSalle, Inc.	19,494
		40,954
Road & Rail — 1.3%
51	AMERCO	16,672
504	CSX Corporation	16,456
146	Genesee & Wyoming, Inc.*	11,122
256	JB Hunt Transport Services, Inc.	21,015
138	Kansas City Southern	12,586
160	Norfolk Southern Corporation	13,978
249	Old Dominion Freight Line, Inc.*	17,083
147	Union Pacific Corporation	14,019
		122,931
Semiconductors & Semiconductor Equipment — 2.3%
528	Altera Corporation	27,034
301	Analog Devices, Inc.	19,320
623	Applied Materials, Inc.	11,974
146	First Solar, Inc.*	6,859
471	Intel Corporation	14,326
245	KLA-Tencor Corporation	13,771
198	Lam Research Corporation	16,107
394	Linear Technology Corporation	17,427
281	Microchip Technology, Inc.	13,326
361	Micron Technology, Inc.*	6,801
607	NVIDIA Corporation	12,207
858	ON Semiconductor Corporation*	10,030
108	Skyworks Solutions, Inc.	11,243
332	Texas Instruments, Inc.	17,101
318	Xilinx, Inc.	14,043
		211,569
Software — 3.1%
199	Adobe Systems, Inc.*	16,121
276	ANSYS, Inc.*	25,182
251	Autodesk, Inc.*	12,569
638	CA, Inc.	18,687
1,004	Cadence Design System, Inc.*	19,739
306	Citrix Systems, Inc.*	21,469
158	FactSet Research Systems, Inc.	25,677
443	Fortinet, Inc.*	18,309
408	Microsoft Corporation	18,013
452	Oracle Corporation	18,216
237	Red Hat, Inc.*	17,995
232	SS&C Technologies Holdings, Inc.	14,500
765	Symantec Corporation	17,786
481	Synopsys, Inc.*	24,363
175	VMware, Inc.*	15,004
		283,630

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Specialty Retail — 3.6%
113	Advance Auto Parts, Inc.	$18,000
232	Autonation, Inc.*	14,611
38	AutoZone, Inc.*	25,342
228	Bed Bath & Beyond, Inc.*	15,727
257	Best Buy Company, Inc.	8,381
178	CarMax, Inc.*	11,785
248	Dick's Sporting Goods, Inc.	12,839
250	Foot Locker, Inc.	16,752
212	L Brands, Inc.	18,175
283	Lowe's Companies, Inc.	18,953
91	O'Reilly Automotive, Inc.*	20,564
324	Ross Stores, Inc.	15,750
608	Sally Beauty Holdings, Inc.*	19,201
695	Staples, Inc.	10,640
350	The Gap, Inc.	13,360
170	The Home Depot, Inc.	18,892
271	The TJX Companies, Inc.	17,932
156	Tractor Supply Company	14,031
96	Ulta Salon, Cosmetics & Fragrances, Inc.*	14,827
261	Urban Outfitters, Inc.*	9,135
186	Williams-Sonoma, Inc.	15,302
		330,199
Technology Hardware, Storage & Peripherals — 1.1%
141	Apple, Inc.	17,685
764	EMC Corporation	20,162
431	Hewlett-Packard Company	12,934
447	NetApp, Inc.	14,107
129	SanDisk Corporation	7,510
277	Seagate Technology PLC	13,158
161	Western Digital Corporation	12,626
		98,182
Textiles, Apparel & Luxury Goods — 1.0%
326	Coach, Inc.	11,283
495	Hanesbrands, Inc.	16,493
178	NIKE, Inc.	19,228
101	Ralph Lauren Corporation	13,368
168	Under Armour, Inc.*	14,018
287	VF Corporation	20,015
		94,405
Thrifts & Mortgage Finance — 0.5%
1,887	Hudson City Bancorp, Inc.	18,643
1,581	New York Community Bancorp, Inc.	29,059
		47,702

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Tobacco — 1.0%
513	Altria Group, Inc.	$25,091
334	Philip Morris International, Inc.	26,777
579	Reynolds American, Inc.	43,228
		95,096
Trading Companies & Distributors — 0.6%
434	Fastenal Company	18,306
121	United Rentals, Inc.*	10,602
91	W.W. Grainger, Inc.	21,535
		50,443
Transportation Infrastructure — 0.2%
208	Macquarie Infrastructure Company LLC	17,187
Water Utilities — 0.2%
442	American Water Works Company, Inc.	21,494
Total Common Stocks (Cost $8,834,224)		9,110,071
Short-Term Investments — 0.3%
Money Market Funds — 0.3%
31,266	Invesco Short Term Investment Trust Liquid Assets Portfolio, 0.11% (a)	31,266
Total Short-Term Investments (Cost $31,266)		31,266
Total Investments — 99.7% (Cost $8,889,939)		9,165,056
Other Assets in Excess of Liabilities — 0.3%		29,215
NET ASSETS — 100.0%		$9,194,271

*  Non-income producing security.

(a)  Annualized seven-day yield as of June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Open Futures Contracts

Number of Contracts Purchased	Description	Notional Amount	Unrealized Depreciation
1	S&P 500 E-Mini Future, September 2015	$102,720	$(58)
			$(58)

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Closed End Funds — 0.3%
Capital Markets — 0.3%
13,468	Ares Capital Corporation	$221,683
Total Closed End Funds (Cost $225,667)		221,683
Common Stocks — 98.6%
Aerospace & Defense — 2.5%
1,568	General Dynamics Corporation	222,170
2,075	Honeywell International, Inc.	211,588
1,129	Huntington Ingalls Industries, Inc.	127,114
1,089	L-3 Communications Holdings, Inc.	123,471
1,102	Lockheed Martin Corporation	204,862
1,180	Northrop Grumman Corporation	187,183
766	Precision Castparts Corp.	153,100
1,842	Raytheon Company	176,243
2,742	Rockwell Collins, Inc.	253,224
3,298	Textron, Inc.	147,190
1,181	The Boeing Company	163,828
1,953	United Technologies Corporation	216,646
		2,186,619
Air Freight & Logistics — 0.8%
2,216	C.H. Robinson Worldwide, Inc.	138,256
3,662	Expeditors International of Washington, Inc.	168,836
1,054	FedEx Corporation	179,602
1,893	United Parcel Service, Inc.	183,451
		670,145
Airlines — 0.4%
1,696	Alaska Air Group, Inc.	109,273
5,133	JetBlue Airways Corporation*	106,561
2,594	Southwest Airlines Company	85,836
1,164	Spirit Airlines, Inc.*	72,284
		373,954
Auto Components — 0.7%
2,234	BorgWarner, Inc.	126,981
8,920	Gentex Corporation	146,466
3,626	Johnson Controls, Inc.	179,596
1,375	Lear Corporation	154,357
		607,400
Automobiles — 0.5%
10,056	Ford Motor Company	150,941
3,894	General Motors Company	129,787
2,312	Harley-Davidson, Inc.	130,281
		411,009

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Banks — 4.0%
5,246	BB&T Corporation	$211,466
3,849	CIT Group, Inc.	178,940
3,349	Citigroup, Inc.	184,999
1,443	City National Corporation	130,433
3,321	Comerica, Inc.	170,434
3,868	East West Bancorp, Inc.	173,364
8,759	Fifth Third Bancorp	182,362
2,179	First Republic Bank	137,342
16,509	Huntington Bancshares, Inc.	186,717
2,983	JPMorgan Chase & Company	202,128
11,009	KeyCorporation	165,355
1,667	M&T Bank Corporation	208,258
16,634	Regions Financial Corporation	172,328
1,199	Signature Bank*	175,522
4,263	SunTrust Banks, Inc.	183,394
1,058	SVB Financial Group*	152,331
2,176	The PNC Financial Services Group, Inc.	208,135
5,182	U.S. Bancorp	224,899
4,210	Wells Fargo & Company	236,770
		3,485,177
Beverages — 1.6%
2,460	Brown-Forman Corporation	246,443
4,216	Coca-Cola Enterprises, Inc.	183,143
1,707	Constellation Brands, Inc.	198,046
2,695	Dr Pepper Snapple Group, Inc.	196,466
584	Monster Beverage Corporation*	78,268
2,786	PepsiCo, Inc.	260,045
5,619	The Coca-Cola Company	220,433
		1,382,844
Biotechnology — 0.7%
946	Amgen, Inc.	145,230
250	Biogen, Inc.*	100,985
1,029	Celgene Corporation*	119,091
1,022	Gilead Sciences, Inc.	119,656
250	Regeneron Pharmaceuticals, Inc.*	127,532
		612,494
Building Products — 0.4%
2,733	AO Smith Corporation	196,722
5,699	Masco Corporation	151,992
		348,714
Capital Markets — 3.8%
736	Affiliated Managers Group, Inc.*	160,890
1,336	Ameriprise Financial, Inc.	166,907
522	Blackrock, Inc.	180,602
4,231	E*TRADE Financial Corporation*	126,718
3,589	Franklin Resources, Inc.	175,969
5,109	Interactive Brokers Group, Inc.	212,330
See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
4,461	Invesco Ltd.	$167,243
2,948	Legg Mason, Inc.	151,910
4,974	Morgan Stanley	192,941
2,604	Northern Trust Corporation	199,102
3,031	Raymond James Financial, Inc.	180,587
4,739	SEI Investments Company	232,353
2,356	State Street Corporation	181,412
2,758	T. Rowe Price Group, Inc.	214,379
4,403	TD Ameritrade Holding Corporation	162,118
4,816	The Bank of New York Mellon Corporation	202,128
4,266	The Charles Schwab Corporation	139,285
1,055	The Goldman Sachs Group, Inc.	220,273
		3,267,147
Chemicals — 3.8%
1,063	Air Products & Chemicals, Inc.	145,450
1,946	Airgas, Inc.	205,848
2,660	CF Industries Holdings, Inc.	170,985
1,911	Eastman Chemical Company	156,358
1,619	Ecolab, Inc.	183,060
2,562	EI du Pont de Nemours & Company	163,840
2,746	FMC Corporation	144,302
1,502	International Flavors & Fragrances, Inc.	164,154
1,140	LyondellBasell Industries N.V.	118,013
436	NewMarket Corporation	193,536
1,656	PPG Industries, Inc.	189,976
1,918	Praxair, Inc.	229,297
3,612	RPM International, Inc.	176,880
2,909	The Dow Chemical Company	148,854
4,197	The Mosaic Company	196,629
719	The Sherwin-Williams Company	197,739
2,538	The Valspar Corporation	207,659
1,482	W.R. Grace & Company*	148,645
1,528	Westlake Chemical Corporation	104,805
		3,246,030
Commercial Services & Supplies — 1.3%
2,356	Cintas Corporation	199,294
6,719	Republic Services, Inc.	263,183
2,182	Stericycle, Inc.*	292,192
3,489	The ADT Corporation	117,126
4,855	Waste Connections, Inc.	228,767
		1,100,562
Communications Equipment — 1.1%
6,202	Cisco Systems, Inc.	170,307
3,131	EchoStar Corporation*	152,417
1,146	F5 Networks, Inc.*	137,921
2,396	Harris Corporation	184,276
3,020	Motorola Solutions, Inc.	173,167
1,928	QUALCOMM, Inc.	120,751
		938,839

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Construction & Engineering — 0.5%
2,340	Fluor Corporation	$124,043
3,495	Jacobs Engineering Group, Inc.*	141,967
4,328	Quanta Services, Inc.*	124,733
		390,743
Construction Materials — 0.2%
2,013	Vulcan Materials Company	168,951
Consumer Finance — 1.0%
6,911	Ally Financial, Inc.*	155,014
2,230	American Express Company	173,315
2,704	Capital One Financial Corporation	237,871
3,100	Discover Financial Services	178,622
5,252	Santander Consumer USA Holdings, Inc.*	134,294
		879,116
Containers & Packaging — 1.0%
2,374	Ball Corporation	166,536
3,122	Crown Holdings, Inc.*	165,185
3,006	MeadWestvaco Corporation	141,853
1,900	Packaging Corporation of America	118,731
2,229	Rock-Tenn Company	134,186
3,020	Sealed Air Corporation	155,168
		881,659
Distributors — 0.4%
2,248	Genuine Parts Company	201,263
5,575	LKQ Corporation*	168,616
		369,879
Diversified Consumer Services — 0.5%
151	Graham Holdings Company	162,332
8,311	Service Corporation International	244,593
		406,925
Diversified Financial Services — 1.4%
2,960	CBOE Holdings, Inc.	169,371
2,115	CME Group, Inc.	196,822
1,892	Moody's Corporation	204,260
3,433	MSCI, Inc.	211,301
3,949	The Nasdaq OMX Group, Inc.	192,751
4,338	Voya Financial, Inc.	201,587
		1,176,092
Diversified Telecommunication Services — 0.4%
4,815	CenturyLink, Inc.	141,465
15,611	Frontier Communications Corporation	77,274
2,642	Level 3 Communications, Inc.*	139,154
		357,893

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Electric Utilities — 2.8%
3,554	American Electric Power Company, Inc.	$188,255
3,082	Edison International	171,298
2,399	Entergy Corporation	169,129
3,909	Eversource Energy	177,508
5,056	Exelon Corporation	158,859
5,179	ITC Holdings Corporation	166,660
2,049	NextEra Energy, Inc.	200,863
6,098	OGE Energy Corporation	174,220
3,218	Pinnacle West Capital Corporation	183,072
5,041	Southern Company	211,218
6,257	WEC Energy Group, Inc.	281,372
5,603	Westar Energy, Inc.	191,735
5,831	Xcel Energy, Inc.	187,642
		2,461,831
Electrical Equipment — 1.1%
715	Acuity Brands, Inc.	128,686
3,351	AMETEK, Inc.	183,568
2,095	Eaton Corporation PLC	141,391
3,254	Emerson Electric Company	180,369
1,320	Hubbell, Inc.	142,930
1,396	Rockwell Automation, Inc.	173,997
		950,941
Electronic Equipment, Instruments & Components — 1.3%
3,234	Amphenol Corporation	187,475
2,546	Arrow Electronics, Inc.*	142,067
3,548	Avnet, Inc.	145,858
4,853	CDW Corporation	166,361
7,110	Corning, Inc.	140,280
10,960	Flextronics International Ltd.*	123,958
1,262	IPG Photonics Corporation*	107,491
4,727	Trimble Navigation Ltd.*	110,895
		1,124,385
Energy Equipment & Services — 1.0%
1,678	Baker Hughes, Inc.	103,533
2,506	Cameron International Corporation*	131,239
2,914	FMC Technologies, Inc.*	120,902
2,318	Halliburton Company	99,836
1,277	Helmerich & Payne, Inc.	89,927
2,465	National Oilwell Varco, Inc.	119,010
2,266	Oceaneering International, Inc.	105,573
1,559	Schlumberger Ltd.	134,370
		904,390
Food & Staples Retailing — 1.6%
1,638	Costco Wholesale Corporation	221,228
2,434	CVS Health Corporation	255,278

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
10,517	Rite Aid Corporation*	$87,817
3,856	Sprouts Farmers Market, Inc.*	104,035
5,696	Sysco Corporation	205,626
3,072	The Kroger Company	222,751
2,798	Wal-Mart Stores, Inc.	198,462
2,630	Whole Foods Market, Inc.	103,727
		1,398,924
Food Products — 3.2%
3,490	Archer-Daniels-Midland Company	168,288
5,199	Campbell Soup Company	247,732
4,571	General Mills, Inc.	254,696
2,292	Hain Celestial Group, Inc.*	150,951
3,630	Hormel Foods Corporation	204,623
2,850	Ingredion, Inc.	227,459
912	Keurig Green Mountain, Inc.	69,887
3,393	McCormick & Company, Inc.	274,663
1,607	Mead Johnson Nutrition Company	144,984
6,141	Mondelez International, Inc.	252,641
2,938	Pilgrim's Pride Corporation	67,486
2,276	The Hershey Company	202,177
2,045	The J.M. Smucker Company	221,698
2,899	The WhiteWave Foods Company*	141,703
3,886	Tyson Foods, Inc.	165,660
		2,794,648
Gas Utilities — 0.4%
3,729	Atmos Energy Corporation	191,223
2,930	National Fuel Gas Company	172,548
		363,771
Health Care Equipment & Supplies — 3.4%
4,548	Abbott Laboratories	223,216
3,498	Baxter International, Inc.	244,615
1,366	Becton, Dickinson and Company	193,494
4,374	DENTSPLY International, Inc.	225,480
980	Edwards Lifesciences Corporation*	139,581
2,234	IDEXX Laboratories, Inc.*	143,289
245	Intuitive Surgical, Inc.*	118,702
2,454	ResMed, Inc.	138,332
2,587	Sirona Dental Systems, Inc.*	259,786
2,518	St. Jude Medical, Inc.	183,990
2,619	Stryker Corporation	250,298
2,099	Teleflex, Inc.	284,310
933	The Cooper Companies, Inc.	166,046
2,035	Varian Medical Systems, Inc.*	171,612
1,572	Zimmer Holdings, Inc.	171,710
		2,914,461
Health Care Providers & Services — 3.7%
1,605	Aetna, Inc.	204,573
1,131	Anthem, Inc.	185,642

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
2,487	Cardinal Health, Inc.	$208,038
2,091	Centene Corporation*	168,116
1,460	Cigna Corporation	236,520
2,854	DaVita Healthcare Partners, Inc.*	226,807
2,276	Express Scripts Holdings Company*	202,428
1,769	HCA Holdings, Inc.*	160,484
1,732	Henry Schein, Inc.*	246,152
1,462	Laboratory Corporation of America Holdings*	177,224
877	McKesson Corporation	197,158
2,613	MEDNAX, Inc.*	193,649
4,917	Patterson Companies, Inc.	239,212
2,592	Quest Diagnostics, Inc.	187,972
1,517	UnitedHealth Group Inc.	185,074
1,189	Universal Health Services, Inc.	168,957
		3,188,006
Health Care Technology — 0.2%
2,709	Cerner Corporation*	187,084
Hotels, Restaurants & Leisure — 2.4%
5,737	Aramark	177,675
204	Chipotle Mexican Grill, Inc.*	123,418
1,767	Domino's Pizza, Inc.	200,378
5,788	Hilton Worldwide Holdings, Inc.*	159,459
3,086	Hyatt Hotels Corporation*	174,945
2,270	Las Vegas Sands Corporation	119,334
2,184	Marriott International, Inc.	162,468
2,447	McDonald's Corporation	232,636
1,461	Royal Caribbean Cruises Ltd.	114,966
4,256	Starbucks Corporation	228,185
1,684	Starwood Hotels & Resorts Worldwide, Inc.	136,556
1,858	Wyndham Worldwide Corporation	152,189
870	Wynn Resorts Ltd.	85,843
		2,068,052
Household Durables — 1.7%
4,360	D.R. Horton, Inc.	119,290
660	Harman International Industries, Inc.	78,500
3,283	Jarden Corporation*	169,895
2,740	Lennar Corporation	139,850
861	Mohawk Industries, Inc.*	164,365
4,991	Newell Rubbermaid, Inc.	205,180
122	NVR, Inc.*	163,480
6,112	PulteGroup, Inc.	123,157
3,937	Toll Brothers, Inc.*	150,354
740	Whirlpool Corporation	128,057
		1,442,128
Household Products — 1.4%
3,240	Church & Dwight Company, Inc.	262,861
3,512	Colgate-Palmolive Company	229,720
1,635	Energizer Holdings, Inc.	215,085

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
3,471	Procter & Gamble Company	$271,571
2,109	The Clorox Company	219,378
		1,198,615
Industrial Conglomerates — 1.3%
1,436	3M Company	221,575
1,795	Carlisle Companies, Inc.	179,715
2,580	Danaher Corporation	220,822
9,452	General Electric Company	251,140
1,208	Roper Industries, Inc.	208,332
		1,081,584
Insurance — 5.8%
4,066	AFLAC, Inc.	252,905
485	Alleghany Corporation*	227,349
4,384	American Financial Group, Inc.	285,135
3,914	American International Group, Inc.	241,963
5,875	Arthur J Gallagher & Company	277,887
2,635	Chubb Corporation	250,694
5,203	Cincinnati Financial Corporation	261,087
5,465	CNA Financial Corporation	208,818
5,119	HCC Insurance Holdings, Inc.	393,344
2,672	Lincoln National Corporation	158,236
356	Markel Corporation*	285,042
4,715	Marsh & McLennan Companies, Inc.	267,341
3,325	MetLife, Inc.	186,167
3,490	Principal Financial Group, Inc.	179,002
9,581	Progressive Corporation	266,639
2,467	Reinsurance Group of America, Inc.	234,044
3,837	The Allstate Corporation	248,906
2,542	The Travelers Companies, Inc.	245,710
4,505	Torchmark Corporation	262,281
5,116	W.R. Berkley Corporation	265,674
		4,998,224
Internet & Catalog Retail — 0.4%
187	Netflix, Inc.*	122,848
106	The Priceline Group, Inc.*	122,045
953	TripAdvisor, Inc.*	83,044
		327,937
Internet Software & Services — 1.0%
2,013	Akamai Technologies, Inc.*	140,548
629	CoStar Group, Inc.*	126,593
1,751	Facebook, Inc.*	150,174
306	Google, Inc.*	165,252
1,745	Rackspace Hosting, Inc.*	64,897
2,417	VeriSign, Inc.*	149,177
2,817	Yahoo!, Inc.*	110,680
		907,321

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
IT Services — 4.3%
538	Alliance Data Systems Corporation*	$157,064
4,959	Amdocs Ltd.	270,712
2,901	Automatic Data Processing, Inc.	232,747
4,487	Broadridge Financial Solutions, Inc.	224,395
2,151	Cognizant Technology Solutions Corporation*	131,405
3,776	Fidelity National Information Services, Inc.	233,357
3,244	Fiserv, Inc.*	268,700
870	FleetCor Technologies, Inc.*	135,772
2,211	Gartner, Inc.*	189,660
1,870	Global Payments, Inc.	193,451
1,218	International Business Machines Corporation	198,120
3,562	Jack Henry & Associates, Inc.	230,461
1,832	MasterCard, Inc.	171,255
5,220	Paychex, Inc.	244,714
3,104	Teradata Corporation*	114,848
9,315	The Western Union Company	189,374
5,042	Total System Services, Inc.	210,604
2,651	Visa, Inc.	178,015
11,474	Xerox Corporation	122,083
		3,696,737
Leisure Products — 0.4%
2,694	Hasbro, Inc.	201,484
1,000	Polaris Industries, Inc.	148,110
		349,594
Life Sciences Tools & Services — 1.5%
4,014	Agilent Technologies, Inc.	154,860
563	Illumina, Inc.*	122,937
608	Mettler-Toledo International, Inc.*	207,608
4,049	PerkinElmer, Inc.	213,139
2,619	Quintiles Transnational Holdings, Inc.*	190,166
1,454	Thermo Fisher Scientific, Inc.	188,671
1,464	Waters Corporation*	187,948
		1,265,329
Machinery — 4.4%
5,288	Allison Transmission Holdings, Inc.	154,727
1,941	Caterpillar, Inc.	164,636
2,564	Colfax Corporation*	118,328
1,117	Cummins, Inc.	146,539
2,413	Deere & Company	234,182
5,062	Donaldson Company, Inc.	181,219
2,310	Dover Corporation	162,116
2,145	Flowserve Corporation	112,956
2,827	IDEX Corporation	222,146
2,495	Illinois Tool Works, Inc.	229,016
2,789	Ingersoll-Rand PLC	188,034
2,629	Lincoln Electric Holdings, Inc.	160,080
1,173	Middleby Corporation*	131,646
2,796	PACCAR, Inc.	178,413

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
2,040	Pall Corporation	$253,878
1,323	Parker-Hannifin Corporation	153,904
1,365	Snap-On, Inc.	217,376
2,029	Stanley Black & Decker, Inc.	213,532
2,511	Trinity Industries, Inc.	66,366
1,329	WABCO Holdings, Inc.*	164,424
1,720	Wabtec Corporation	162,093
4,754	Xylem, Inc.	176,231
		3,791,842
Media — 3.5%
2,103	AMC Networks, Inc.*	172,131
7,448	Cablevision Systems Corporation	178,305
2,540	CBS Corporation	140,970
3,285	Comcast Corporation	197,560
3,596	Discovery Communications, Inc.*	119,603
1,886	DISH Network Corporation*	127,701
1,930	Gannett Company, Inc.*	26,994
4,415	Liberty Media Corporation*	159,117
10,975	News Corporation*	160,125
2,959	Omnicom Group, Inc.	205,621
2,375	Scripps Networks Interact, Inc.	155,254
48,669	Sirius XM Holdings, Inc.*	181,535
3,859	TEGNA, Inc.	123,758
2,155	The Madison Square Garden Company*	179,921
1,974	The Walt Disney Company	225,312
1,040	Time Warner Cable, Inc.	185,297
1,317	Time Warner, Inc.	115,119
1,685	Tribune Media Company	89,962
4,549	Twenty-First Century Fox, Inc.	148,047
2,297	Viacom, Inc.	148,478
		3,040,810
Metals & Mining — 0.3%
3,606	Nucor Corporation	158,916
4,284	Southern Copper Corporation	125,993
		284,909
Multiline Retail — 1.1%
936	Dillard's, Inc.	98,458
1,996	Dollar General Corporation	155,169
2,491	Dollar Tree, Inc.*	196,764
2,050	Kohl's Corporation	128,350
2,483	Macy's, Inc.	167,528
2,281	Nordstrom, Inc.	169,935
		916,204
Multi-Utilities — 2.5%
3,309	Alliant Energy Corporation	190,995
4,393	Ameren Corporation	165,528
8,381	CenterPoint Energy, Inc.	159,490
5,894	CMS Energy Corporation	187,665

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
3,674	Consolidated Edison, Inc.	$212,651
2,702	Dominion Resources, Inc.	180,683
2,452	DTE Energy Company	183,017
4,023	NiSource, Inc.	183,409
3,782	PG&E Corporation	185,696
3,874	Public Service Enterprise Group, Inc.	152,171
3,583	SCANA Corporation	181,479
1,824	Sempra Energy	180,467
		2,163,251
Oil, Gas & Consumable Fuels — 2.3%
1,564	Chevron Corporation	150,879
841	Cimarex Energy Company	92,771
709	Concho Resources, Inc.*	80,727
1,411	Continental Resources, Inc.*	59,812
1,182	EOG Resources, Inc.	103,484
2,245	Exxon Mobil Corporation	186,784
3,534	Kinder Morgan, Inc.	135,670
4,103	Marathon Oil Corporation	108,894
2,396	Marathon Petroleum Corporation	125,335
2,485	Murphy Oil Corporation	103,301
2,129	Noble Energy, Inc.	90,866
2,331	ONEOK, Inc.	92,028
1,523	Phillips 66	122,693
2,017	Range Resources Corporation	99,599
4,603	Southwestern Energy Company*	104,626
4,923	Spectra Energy Corporation	160,490
2,081	Valero Energy Corporation	130,271
		1,948,230
Personal Products — 0.2%
2,408	Estee Lauder Companies, Inc.	208,677
Pharmaceuticals — 1.6%
2,737	Bristol-Myers Squibb Company	182,120
3,111	Eli Lilly and Company	259,737
2,252	Johnson & Johnson	219,480
3,394	Merck & Company, Inc.	193,221
2,243	Mylan NV*	152,210
7,038	Pfizer, Inc.	235,984
3,428	Zoetis, Inc.	165,298
		1,408,050
Professional Services — 1.6%
2,349	Equifax, Inc.	228,064
1,510	IHS, Inc.*	194,231
1,535	ManpowerGroup, Inc.	137,198
4,180	Nielsen N.V.	187,139
2,917	Robert Half International, Inc.	161,894
1,523	Towers Watson & Company	191,593
3,571	Verisk Analytics, Inc.*	259,826
		1,359,945

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Real Estate Management & Development — 0.4%
5,471	CBRE Group, Inc.*	$202,427
1,075	Jones Lang LaSalle, Inc.	183,825
		386,252
Road & Rail — 1.3%
473	AMERCO	154,628
4,753	CSX Corporation	155,186
1,369	Genesee & Wyoming, Inc.*	104,290
2,410	JB Hunt Transport Services, Inc.	197,837
1,290	Kansas City Southern	117,648
1,506	Norfolk Southern Corporation	131,564
2,301	Old Dominion Freight Line, Inc.*	157,860
1,369	Union Pacific Corporation	130,562
		1,149,575
Semiconductors & Semiconductor Equipment — 2.3%
4,892	Altera Corporation	250,470
2,807	Analog Devices, Inc.	180,167
5,856	Applied Materials, Inc.	112,552
1,374	First Solar, Inc.*	64,551
4,472	Intel Corporation	136,016
2,288	KLA-Tencor Corporation	128,609
1,813	Lam Research Corporation	147,488
3,696	Linear Technology Corporation	163,474
2,638	Microchip Technology, Inc.	125,107
3,419	Micron Technology, Inc.*	64,414
5,609	NVIDIA Corporation	112,797
8,029	ON Semiconductor Corporation*	93,859
995	Skyworks Solutions, Inc.	103,580
3,097	Texas Instruments, Inc.	159,526
2,951	Xilinx, Inc.	130,316
		1,972,926
Software — 3.1%
1,844	Adobe Systems, Inc.*	149,382
2,577	ANSYS, Inc.*	235,125
2,356	Autodesk, Inc.*	117,977
5,999	CA, Inc.	175,711
9,425	Cadence Design System, Inc.*	185,295
2,852	Citrix Systems, Inc.*	200,096
1,470	FactSet Research Systems, Inc.	238,890
4,069	Fortinet, Inc.*	168,172
3,828	Microsoft Corporation	169,006
4,208	Oracle Corporation	169,582
2,160	Red Hat, Inc.*	164,009
2,156	SS&C Technologies Holdings, Inc.	134,750
7,267	Symantec Corporation	168,958
4,475	Synopsys, Inc.*	226,659
1,662	VMware, Inc.*	142,500
		2,646,112

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Specialty Retail — 3.6%
1,054	Advance Auto Parts, Inc.	$167,892
2,138	Autonation, Inc.*	134,651
351	AutoZone, Inc.*	234,082
2,113	Bed Bath & Beyond, Inc.*	145,755
2,376	Best Buy Company, Inc.	77,481
1,659	CarMax, Inc.*	109,842
2,347	Dick's Sporting Goods, Inc.	121,504
2,326	Foot Locker, Inc.	155,865
1,932	L Brands, Inc.	165,630
2,644	Lowe's Companies, Inc.	177,069
848	O'Reilly Automotive, Inc.*	191,631
3,004	Ross Stores, Inc.	146,025
5,643	Sally Beauty Holdings, Inc.*	178,206
6,572	Staples, Inc.	100,617
3,260	The Gap, Inc.	124,434
1,613	The Home Depot, Inc.	179,253
2,541	The TJX Companies, Inc.	168,138
1,469	Tractor Supply Company	132,122
884	Ulta Salon, Cosmetics & Fragrances, Inc.*	136,534
2,382	Urban Outfitters, Inc.*	83,370
1,752	Williams-Sonoma, Inc.	144,137
		3,074,238
Technology Hardware, Storage & Peripherals — 1.1%
1,315	Apple, Inc.	164,934
7,251	EMC Corporation	191,354
4,058	Hewlett-Packard Company	121,781
4,259	NetApp, Inc.	134,414
1,204	SanDisk Corporation	70,097
2,576	Seagate Technology PLC	122,360
1,496	Western Digital Corporation	117,316
		922,256
Textiles, Apparel & Luxury Goods — 1.0%
3,064	Coach, Inc.	106,045
4,592	Hanesbrands, Inc.	153,005
1,693	NIKE, Inc.	182,878
942	Ralph Lauren Corporation	124,683
1,550	Under Armour, Inc.*	129,332
2,679	VF Corporation	186,834
		882,777
Thrifts & Mortgage Finance — 0.5%
17,751	Hudson City Bancorp, Inc.	175,380
14,838	New York Community Bancorp, Inc.	272,722
		448,102

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Tobacco — 1.0%
4,772	Altria Group, Inc.	$233,399
3,097	Philip Morris International, Inc.	248,286
5,449	Reynolds American, Inc.	406,822
		888,507
Trading Companies & Distributors — 0.5%
4,051	Fastenal Company	170,871
1,131	United Rentals, Inc.*	99,098
849	W.W. Grainger, Inc.	200,916
		470,885
Transportation Infrastructure — 0.2%
1,935	Macquarie Infrastructure Company LLC	159,889
Water Utilities — 0.2%
4,118	American Water Works Company, Inc.	200,258
Total Common Stocks (Cost $84,614,277)		85,209,849
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
696,998	Invesco Short Term Investment Trust Liquid Assets Portfolio, 0.11% (a)	696,998
Total Short-Term Investments (Cost $696,998)		696,998
Total Investments — 99.7% (Cost $85,536,942)		86,128,530
Other Assets in Excess of Liabilities — 0.3%		268,302
NET ASSETS — 100.0%		$86,396,832

*  Non-income producing security.

(a)  Annualized seven-day yield as of June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Open Futures Contracts

Number of Contracts Purchased	Description	Notional Amount	Unrealized Depreciation
7	S&P 500 E-Mini Future, September 2015	$719,040	$(15,780)
			$(15,780)

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. EQ Income 100   Schedule of Investments

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Closed End Funds — 1.2%
Capital Markets — 1.2%
62,941	Ares Capital Corporation	$1,036,009
Total Closed End Funds (Cost $1,054,445)		1,036,009
Common Stocks — 97.8%
Aerospace & Defense — 1.1%
5,201	Lockheed Martin Corporation	966,866
Air Freight & Logistics — 1.0%
8,896	United Parcel Service, Inc.	862,111
Automobiles — 1.5%
47,121	Ford Motor Company	707,286
18,229	General Motors Company	607,573
		1,314,859
Banks — 3.4%
40,954	Fifth Third Bancorp	852,662
14,015	JPMorgan Chase & Company	949,656
19,762	Wells Fargo & Company	1,111,415
		2,913,733
Beverages — 2.6%
13,061	PepsiCo, Inc.	1,219,114
26,350	The Coca-Cola Company	1,033,710
		2,252,824
Chemicals — 1.4%
5,364	LyondellBasell Industries N.V.	555,281
13,713	The Dow Chemical Company	701,694
		1,256,975
Commercial Services & Supplies — 1.4%
31,448	Republic Services, Inc.	1,231,818
Diversified Financial Services — 1.1%
9,918	CME Group, Inc.	922,969
Diversified Telecommunication Services — 1.2%
22,558	CenturyLink, Inc.	662,754
73,247	Frontier Communications Corporation	362,573
		1,025,327
Electric Utilities — 11.6%
16,811	American Electric Power Company, Inc.	890,479
11,358	Entergy Corporation	800,739
18,461	Eversource Energy	838,314
23,866	Exelon Corporation	749,870
9,707	NextEra Energy, Inc.	951,577
28,615	OGE Energy Corporation	817,531
15,202	Pinnacle West Capital Corporation	864,842
23,778	Southern Company	996,298

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. EQ Income 100   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
29,461	WEC Energy Group, Inc.	$1,324,859
26,428	Westar Energy, Inc.	904,366
27,562	Xcel Energy, Inc.	886,945
		10,025,820
Electrical Equipment — 1.7%
9,861	Eaton Corporation PLC	665,519
15,251	Emerson Electric Company	845,363
		1,510,882
Energy Equipment & Services — 1.1%
5,994	Helmerich & Payne, Inc.	422,097
11,571	National Oilwell Varco, Inc.	558,648
		980,745
Food & Staples Retailing — 2.3%
7,648	Costco Wholesale Corporation	1,032,939
26,690	Sysco Corporation	963,509
		1,996,448
Food Products — 3.1%
24,316	Campbell Soup Company	1,158,658
21,425	General Mills, Inc.	1,193,801
13,725	Pilgrim's Pride Corporation	315,263
		2,667,722
Gas Utilities — 1.0%
17,667	Atmos Energy Corporation	905,964
Health Care Equipment & Supplies — 1.3%
16,406	Baxter International, Inc.	1,147,271
Hotels, Restaurants & Leisure — 3.1%
10,588	Las Vegas Sands Corporation	556,611
11,493	McDonald's Corporation	1,092,640
7,858	Starwood Hotels & Resorts Worldwide, Inc.	637,205
4,046	Wynn Resorts Ltd.	399,219
		2,685,675
Household Products — 2.6%
16,223	Procter & Gamble Company	1,269,288
9,859	The Clorox Company	1,025,533
		2,294,821
Industrial Conglomerates — 1.3%
44,278	General Electric Company	1,176,466
Insurance — 9.5%
20,562	American Financial Group, Inc.	1,337,352
27,515	Arthur J Gallagher & Company	1,301,460
24,330	Cincinnati Financial Corporation	1,220,879
25,650	CNA Financial Corporation	980,087
15,639	MetLife, Inc.	875,628
44,693	Progressive Corporation	1,243,806
24,040	W.R. Berkley Corporation	1,248,397
		8,207,609

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. EQ Income 100   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
IT Services — 2.4%
5,701	International Business Machines Corporation	$927,324
24,468	Paychex, Inc.	1,147,060
		2,074,384
Leisure Products — 1.1%
12,625	Hasbro, Inc.	944,224
Machinery — 3.1%
9,104	Caterpillar, Inc.	772,201
11,323	Deere & Company	1,098,897
13,110	PACCAR, Inc.	836,549
		2,707,647
Media — 1.0%
34,879	Cablevision Systems Corporation	835,003
Metals & Mining — 0.9%
17,147	Nucor Corporation	755,668
Multi-Utilities — 9.8%
15,644	Alliant Energy Corporation	902,972
20,648	Ameren Corporation	778,017
39,418	CenterPoint Energy, Inc.	750,125
27,804	CMS Energy Corporation	885,279
17,414	Consolidated Edison, Inc.	1,007,922
12,774	Dominion Resources, Inc.	854,197
11,552	DTE Energy Company	862,241
17,785	PG&E Corporation	873,244
18,312	Public Service Enterprise Group, Inc.	719,295
16,899	SCANA Corporation	855,934
		8,489,226
Oil, Gas & Consumable Fuels — 5.7%
7,349	Chevron Corporation	708,958
10,571	Exxon Mobil Corporation	879,507
16,582	Kinder Morgan, Inc.	636,583
19,309	Marathon Oil Corporation	512,461
11,774	Murphy Oil Corporation	489,445
10,946	ONEOK, Inc.	432,148
7,167	Phillips 66	577,374
23,103	Spectra Energy Corporation	753,158
		4,989,634
Pharmaceuticals — 4.9%
14,500	Eli Lilly and Company	1,210,605
10,551	Johnson & Johnson	1,028,301
15,855	Merck & Company, Inc.	902,625
32,983	Pfizer, Inc.	1,105,920
		4,247,451
Semiconductors & Semiconductor Equipment — 3.8%
13,134	Analog Devices, Inc.	843,006
20,944	Intel Corporation	637,012
10,695	KLA-Tencor Corporation	601,166

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. EQ Income 100   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
12,361	Microchip Technology, Inc.	$586,220
13,808	Xilinx, Inc.	609,761
		3,277,165
Software — 1.9%
28,055	CA, Inc.	821,731
17,966	Microsoft Corporation	793,199
		1,614,930
Specialty Retail — 1.4%
9,055	L Brands, Inc.	776,285
30,821	Staples, Inc.	471,870
		1,248,155
Technology Hardware, Storage & Peripherals — 0.7%
12,070	Seagate Technology PLC	573,325
Textiles, Apparel & Luxury Goods — 0.6%
14,365	Coach, Inc.	497,173
Thrifts & Mortgage Finance — 1.5%
69,381	New York Community Bancorp, Inc.	1,275,223
Tobacco — 4.8%
22,338	Altria Group, Inc.	1,092,552
14,523	Philip Morris International, Inc.	1,164,309
25,546	Reynolds American, Inc.	1,907,264
		4,164,125
Transportation Infrastructure — 0.9%
9,063	Macquarie Infrastructure Company LLC	748,876
Total Common Stocks (Cost $87,713,906)		84,789,114
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
489,554	Invesco Short Term Investment Trust Liquid Assets Portfolio, 0.11% (a)	489,554
Total Short-Term Investments (Cost $489,554)		489,554
Total Investments — 99.6% (Cost $89,257,905)		86,314,677
Other Assets in Excess of Liabilities — 0.4%		363,098
NET ASSETS — 100.0%		$86,677,775

(a)  Annualized seven-day yield as of June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Open Futures Contracts

Number of Contracts Purchased	Description	Notional Amount	Unrealized Depreciation
5	S&P 500 E-Mini Future, September 2015	$513,600	$(9,932)
			$(9,932)

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Closed End Funds — 1.7%
Capital Markets — 1.7%
8,672	FS Investment Corporation	$85,332
4,170	Hercules Technology Growth Capital, Inc.	48,164
2,003	Main Street Capital Corporation	63,916
6,365	New Mountain Finance Corporation	92,229
4,542	Solar Capital Ltd.	81,756
2,031	TPG Specialty Lending, Inc.	34,527
Total Closed End Funds (Cost $431,869)		405,924
Common Stocks — 97.6%
Aerospace & Defense — 0.6%
1,117	AAR Corporation	35,599
387	Astronics Corporation*	27,434
1,331	Engility Holdings, Inc.*	33,488
996	TASER International, Inc.*	33,177
		129,698
Air Freight & Logistics — 1.0%
917	Atlas Air Worldwide Holdings, Inc.*	50,398
1,401	Echo Global Logistics, Inc.*	45,757
1,038	Forward Air Corporation	54,246
1,008	Hub Group, Inc.*	40,663
768	Park-Ohio Holdings Corporation	37,217
		228,281
Airlines — 0.1%
2,449	Republic Airways Holdings, Inc.*	22,482
Auto Components — 1.3%
2,162	American Axle & Manufacturing Holdings, Inc.*	45,207
1,443	Cooper Tire & Rubber Company	48,817
928	Dorman Products, Inc.*	44,228
839	Drew Industries, Inc.	48,679
3,037	Fox Factory Holdings Corporation*	48,835
569	Gentherm, Inc.*	31,244
1,068	Standard Motor Products, Inc.	37,508
		304,518
Automobiles — 0.2%
1,689	Winnebago Industries, Inc.	39,843
Banks — 13.7%
3,399	Associated Banc-Corp.	68,898
1,107	BancFirst Corporation	72,453
2,001	BancorpSouth, Inc.	51,546
1,189	Bank of Hawaii Corporation	79,282
1,229	Banner Corporation	58,906
3,461	BBCN Bancorp, Inc.	51,188
3,744	Boston Private Financial Holdings, Inc.	50,207
2,339	Capital Bank Financial Corporation*	67,995

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
1,958	Cathay General Bancorporation	$63,537
2,063	Chemical Financial Corporation	68,203
1,981	Columbia Banking Systems, Inc.	64,462
1,765	Community Bank Systems, Inc.	66,664
3,430	CVB Financial Corporation	60,402
1,740	Eagle Bancorp, Inc.*	76,490
3,199	First Financial Bancorporation	57,390
1,934	First Financial Bankshares, Inc.	66,994
2,334	First Interstate BancSystem, Inc.	64,745
2,601	First Merchants Corporation	64,245
3,342	First Midwest Bancorporation, Inc.	63,398
4,681	FNB Corporation	67,032
5,510	Fulton Financial Corporation	71,961
1,924	Glacier Bancorp, Inc.	56,604
1,633	Hancock Holdings Company	52,109
2,590	Hilltop Holdings, Inc.*	62,393
1,457	Home BancShares, Inc.	53,268
848	IBERIABANK Corporation	57,859
1,554	Independent Bank Corporation	72,867
1,766	International Bancshares Corporation	47,452
1,699	LegacyTexas Financial Group, Inc.	51,310
1,648	MB Financial, Inc.	56,757
5,564	National Penn Bancshares, Inc.	62,762
2,424	NBT Bancorp, Inc.	63,436
3,926	Old National Bancorporation	56,770
702	Park National Corporation	61,334
1,189	Pinnacle Financial Partners, Inc.	64,646
1,403	PrivateBancorp, Inc.	55,867
2,158	Renasant Corporation	70,351
822	South State Corporation	62,464
2,449	Susquehanna Bancshares, Inc.	34,580
4,609	Talmer Bancorp, Inc.	77,201
3,767	TCF Financial Corporation	62,570
932	Texas Capital BancShares, Inc.*	58,008
2,510	Trustmark Corporation	62,700
977	UMB Financial Corporation	55,708
2,448	Union Bankshares Corporation	56,891
1,439	United Bankshares, Inc.	57,891
2,575	United Community Banks, Inc.	53,740
7,769	Valley National Bancorporation	80,098
1,808	WesBanco, Inc.	61,508
1,403	Westamerica Bancorporation	71,062
1,729	Western Alliance Bancorporation*	58,371
1,321	Wintrust Financial Corporation	70,515
		3,225,090
Biotechnology — 0.8%
727	Acorda Therapeutics, Inc.*	24,231
754	Insys Therapeutics, Inc.*	27,084
369	Ligand Pharmaceuticals, Inc.*	37,232
976	Myriad Genetics, Inc.*	33,174

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015
Shares	Security Description	Value
5,588	PDL BioPharma, Inc.	$35,931
963	Repligen Corporation*	39,743
		197,395
Building Products — 1.3%
2,052	AAON, Inc.	46,211
739	American Woodmark Corporation*	40,534
1,020	Apogee Enterprises, Inc.	53,693
949	Patrick Industries, Inc.*	36,109
1,428	Simpson Manufacturing Company, Inc.	48,552
680	Trex Company, Inc.*	33,612
916	Universal Forest Products, Inc.	47,660
		306,371
Capital Markets — 1.5%
1,324	Cohen & Steers, Inc.	45,122
902	Evercore Partners, Inc.	48,672
626	Financial Engines, Inc.	26,593
1,110	Greenhill & Company, Inc.	45,876
1,077	HFF, Inc.	44,943
3,695	Manning & Napier, Inc.	36,839
794	Piper Jaffray Companies*	34,650
299	Virtus Investment Partners, Inc.	39,543
1,245	WisdomTree Investments, Inc.	27,346
		349,584
Chemicals — 3.1%
880	A Schulman, Inc.	38,474
675	Balchem Corporation	37,611
1,035	Cabot Corporation	38,595
2,627	Calgon Carbon Corporation	50,911
3,114	Ferro Corporation*	52,253
1,792	Flotek Industries, Inc.*	22,454
2,905	FutureFuel Corporation	37,387
1,038	HB Fuller Company	42,163
986	Innophos Holdings, Inc.	51,903
1,188	Innospec, Inc.	53,507
575	Minerals Technologies, Inc.	39,175
1,678	Olin Corporation	45,222
1,393	OM Group, Inc.	46,805
629	Quaker Chemical Corporation	55,880
1,542	Stepan Company	83,438
1,987	Tredegar Corporation	43,933
		739,711
Commercial Services & Supplies — 3.5%
2,376	ABM Industries, Inc.	78,099
1,310	Essendant, Inc.	51,418
860	G&K Services, Inc.	59,460
967	HNI Corporation	49,462
2,752	Knoll, Inc.	68,883
1,446	Matthews International Corporation	76,840

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
2,087	McGrath RentCorp	$63,507
883	Mobile Mini, Inc.	37,121
856	MSA Safety, Inc.	41,525
671	Multi-Color Corporation	42,864
2,683	Steelcase, Inc.	50,736
2,416	Tetra Tech, Inc.	61,946
552	UniFirst Corporation	61,741
886	US Ecology, Inc.	43,166
1,434	West Corporation	43,163
		829,931
Communications Equipment — 0.8%
2,267	ADTRAN, Inc.	36,839
1,394	CalAmp Corporation*	25,454
1,392	Comtech Telecommunications Corporation	40,438
1,009	Plantronics, Inc.	56,817
831	Ubiquiti Networks, Inc.	26,521
		186,069
Construction & Engineering — 1.1%
2,304	Comfort Systems USA, Inc.	52,877
1,281	EMCOR Group, Inc.	61,193
1,247	MasTec, Inc.*	24,778
1,936	MYR Group, Inc.*	59,938
1,827	Primoris Services Corporation	36,175
1,529	Tutor Perini Corporation*	32,996
		267,957
Consumer Finance — 1.0%
1,537	Encore Capital Group, Inc.*	65,691
1,138	First Cash Financial Services, Inc.*	51,881
1,408	Nelnet, Inc.	60,981
1,015	PRA Group, Inc.*	63,245
		241,798
Containers & Packaging — 0.2%
1,501	Greif, Inc.	53,811
Distributors — 0.2%
742	Core-Mark Holding Company, Inc.	43,963
Diversified Consumer Services — 0.9%
1,180	American Public Education, Inc.*	30,349
1,501	Apollo Education Group, Inc.*	19,333
619	Capella Education Company	33,222
2,185	Carriage Services, Inc.	52,178
1,080	DeVry Education Group, Inc.	32,378
1,209	Grand Canyon Education, Inc.*	51,262
		218,722
Diversified Financial Services — 0.2%
565	MarketAxess Holdings, Inc.	52,415

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Diversified Telecommunication Services — 0.6%
822	Atlantic Tele-Network, Inc.	$56,784
4,316	Iridium Communications, Inc.*	39,232
7,024	Vonage Holdings Corporation*	34,488
		130,504
Electric Utilities — 2.0%
1,381	ALLETE, Inc.	64,065
1,934	El Paso Electric Company	67,032
1,517	MGE Energy, Inc.	58,753
2,225	Otter Tail Corporation	59,185
2,211	PNM Resources, Inc.	54,391
2,038	Portland General Electric Company	67,580
2,451	The Empire District Electric Company	53,432
812	UIL Holdings Corporation	37,206
		461,644
Electrical Equipment — 1.1%
1,049	AZZ, Inc.	54,338
1,178	Encore Wire Corporation	52,174
844	EnerSys	59,325
1,422	Franklin Electric Company, Inc.	45,973
1,785	Thermon Group Holdings, Inc.*	42,965
		254,775
Electronic Equipment, Instruments & Components — 4.2%
695	Anixter International, Inc.*	45,279
3,529	AVX Corporation	47,500
924	Badger Meter, Inc.	58,665
2,451	Benchmark Electronics, Inc.*	53,383
648	Coherent, Inc.*	41,135
1,109	DTS, Inc.*	33,813
683	FARO Technologies, Inc.*	31,896
2,226	II-VI, Inc.*	42,249
1,378	Insight Enterprises, Inc.*	41,216
521	Littelfuse, Inc.	49,438
688	Methode Electronics, Inc.	18,886
848	MTS Systems Corporation	58,470
2,258	Newport Corporation*	42,812
771	OSI Systems, Inc.*	54,579
1,364	Plexus Corporation*	59,852
1,820	Rofin-Sinar Technologies, Inc.*	50,232
536	Rogers Corporation*	35,451
1,312	Sanmina Corporation*	26,450
1,161	ScanSource, Inc.*	44,188
968	Tech Data Corporation*	55,718
852	Universal Display Corporation*	44,074
3,949	Vishay Intertechnology, Inc.	46,124
		981,410

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Energy Equipment & Services — 1.9%
1,229	Atwood Oceanics, Inc.	$32,495
1,687	C&J Energy Servies Ltd.*	22,268
589	CARBO Ceramics, Inc.	24,520
583	Dril-Quip, Inc.*	43,871
1,176	Exterran Holdings, Inc.	38,397
1,533	Forum Energy Technologies, Inc.*	31,089
2,181	Helix Energy Solutions Group, Inc.*	27,546
1,245	Hornbeck Offshore Services, Inc.*	25,560
2,945	Newpark Resources, Inc.*	23,943
6,694	Pacific Drilling SA*	18,743
1,458	Patterson-UTI Energy, Inc.	27,432
965	RigNet, Inc.*	29,500
2,105	RPC, Inc.	29,112
789	SEACOR Holdings, Inc.*	55,972
603	US Silica Holdings, Inc.	17,704
		448,152
Food & Staples Retailing — 1.3%
1,345	Chefs' Warehouse, Inc.*	28,568
731	Ingles Markets, Inc.	34,920
1,065	Natural Grocers by Vitamin Cottage, Inc.*	26,220
643	PriceSmart, Inc.	58,667
1,931	SpartanNash Company	62,835
4,068	SUPERVALU, Inc.*	32,910
815	The Andersons, Inc.	31,785
1,010	The Fresh Market, Inc.*	32,462
		308,367
Food Products — 1.2%
1,014	Cal-Maine Foods, Inc.	52,931
543	J&J Snack Foods Corporation	60,094
476	Sanderson Farms, Inc.	35,776
1,932	Snyder's-Lance, Inc.	62,346
2,033	Tootsie Roll Industries, Inc.	65,686
		276,833
Gas Utilities — 0.6%
1,182	Chesapeake Utilities Corporation	63,651
1,304	Southwest Gas Corporation	69,386
		133,037
Health Care Equipment & Supplies — 3.1%
738	Abaxis, Inc.	37,992
808	Anika Therapeutics, Inc.*	26,688
1,040	Cantel Medical Corporation	55,817
1,072	CONMED Corporation	62,465
569	Cyberonics, Inc.*	33,833
1,182	Cynosure, Inc.*	45,602
1,493	Globus Medical, Inc.*	38,325
1,151	Greatbatch, Inc.*	62,062
523	ICU Medical, Inc.*	50,030

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
990	Integra LifeSciences Holdings Corporation*	$66,696
1,204	Masimo Corporation*	46,643
2,732	Meridian Bioscience, Inc.	50,925
1,854	Merit Medical Systems, Inc.*	39,935
1,266	Natus Medical, Inc.*	53,881
789	Neogen Corporation*	37,430
643	Thoratec Corporation*	28,659
		736,983
Health Care Providers & Services — 3.1%
1,975	Aceto Corporation	48,644
632	Air Methods Corporation*	26,127
1,986	AMN Healthcare Services, Inc.*	62,738
626	Chemed Corporation	82,069
1,452	CorVel Corporation*	46,493
966	Hanger, Inc.*	22,643
803	IPC Healthcare, Inc.*	44,478
1,302	LHC Group, Inc.*	49,801
1,071	Magellan Health, Inc.*	75,045
2,142	Owens & Minor, Inc.	72,828
678	Providence Service Corporation*	30,022
2,645	Select Medical Holdings Corporation	42,849
1,077	The Ensign Group, Inc.	54,992
1,096	US Physical Therapy, Inc.	60,017
		718,746
Health Care Technology — 0.6%
807	Computer Programs & Systems, Inc.	43,110
1,165	HealthStream, Inc.*	35,439
1,689	Omnicell, Inc.*	63,692
		142,241
Hotels, Restaurants & Leisure — 2.6%
554	BJ's Restaurants, Inc.*	26,841
3,712	Denny's Corporation*	43,096
1,833	Interval Leisure Group, Inc.	41,884
2,098	Krispy Kreme Doughnuts, Inc.*	40,408
753	Marriott Vacations Worldwide Corp.	69,088
1,167	Noodles & Company*	17,038
789	Papa John's International, Inc.	59,656
805	Popeyes Louisiana Kitchen, Inc.*	48,292
408	Red Robin Gourmet Burgers, Inc.*	35,015
1,445	Sonic Corporation	41,616
2,865	Speedway Motorsports, Inc.	64,892
1,655	Texas Roadhouse, Inc.	61,947
1,314	The Cheesecake Factory, Inc.	71,659
		621,432
Household Durables — 2.7%
539	Cavco Industries, Inc.*	40,662
1,661	Ethan Allen Interiors, Inc.	43,751
992	iRobot Corporation*	31,625

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
2,398	KB Home	$39,807
1,624	La-Z-Boy, Inc.	42,776
2,019	M/I Homes, Inc.*	49,809
1,944	MDC Holdings, Inc.	58,262
892	Meritage Homes Corporation*	42,004
859	Ryland Group, Inc.	39,832
4,976	Standard Pacific Corporation*	44,336
1,806	Taylor Morrison Home Corporation*	36,770
2,878	TRI Pointe Homes, Inc.*	44,033
757	Universal Electronics, Inc.*	37,729
2,065	WCI Communities, Inc.*	50,365
1,377	William Lyon Homes*	35,348
		637,109
Household Products — 0.3%
733	WD-40 Company	63,888
Independent Power Producers & Energy Traders — 0.2%
1,180	Ormat Technologies, Inc.	44,462
Industrial Conglomerates — 0.2%
2,126	Raven Industries, Inc.	43,222
Insurance — 4.6%
665	American National Insurance Company	68,043
988	FBL Financial Group, Inc.	57,027
2,394	Fidelity & Guaranty Life	56,570
2,108	Horace Mann Educators Corporation	76,689
835	Infinity Property & Casualty Corporation	63,326
1,762	Kemper Corporation	67,925
4,928	MBIA, Inc.*	29,617
3,247	National General Holdings Corporation	67,635
907	Navigators Group, Inc.*	70,347
1,210	Primerica, Inc.	55,285
1,980	ProAssurance Corporation	91,496
1,469	RLI Corporation	75,492
1,175	Safety Insurance Group, Inc.	67,809
2,469	Selective Insurance Group, Inc.	69,256
1,012	StanCorp Financial Group, Inc.	76,517
2,715	Symetra Financial Corporation	65,622
1,233	Universal Insurance Holdings, Inc.	29,839
		1,088,495
Internet & Catalog Retail — 0.1%
1,237	Overstock.com, Inc.*	27,882
Internet Software & Services — 1.1%
1,026	Constant Contact, Inc.*	29,508
622	Envestnet, Inc.*	25,147
1,761	NIC, Inc.	32,191
1,098	RetailMeNot, Inc.*	19,577
503	Shutterstock, Inc.*	29,496
587	SPS Commerce, Inc.*	38,625
587	Stamps.com, Inc.*	43,186
955	WebMD Health Corporation*	42,287
		260,017

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
IT Services — 2.9%
852	CACI International, Inc.*	$68,918
1,266	Cardtronics, Inc.*	46,905
711	Cass Information Systems, Inc.	39,973
2,094	CSG Systems International, Inc.	66,296
621	EPAM Systems, Inc.*	44,234
733	Euronet Worldwide, Inc.*	45,226
1,588	ExlService Holdings, Inc.*	54,913
2,072	NeuStar, Inc.*	60,523
2,049	Perficient, Inc.*	39,423
1,093	Science Applications International Corporation	57,765
1,949	Sykes Enterprises, Inc.*	47,263
1,942	TeleTech Holdings, Inc.	52,589
1,374	Virtusa Corporation*	70,624
		694,652
Leisure Products — 0.2%
2,313	Smith & Wesson Holdings Corporation*	38,373
Life Sciences Tools & Services — 0.3%
788	Cambrex Corporation*	34,625
2,178	Luminex Corporation*	37,592
		72,217
Machinery — 5.6%
2,373	Actuant Corporation	54,793
589	Alamo Group, Inc.	32,183
1,515	Albany International Corporation	60,297
1,729	Altra Industrial Motion Corporation	46,994
608	American Railcar Industries, Inc.	29,573
1,069	Astec Industries, Inc.	44,706
1,292	Barnes Group, Inc.	50,375
751	Chart Industries, Inc.*	26,848
714	CIRCOR International, Inc.	38,935
1,540	Columbus McKinnon Corporation	38,500
942	EnPro Industries, Inc.	53,901
2,952	Federal Signal Corporation	44,014
435	Greenbrier Companies, Inc.	20,380
1,813	Hillenbrand, Inc.	55,659
622	Hyster-Yale Materials Handling, Inc.	43,092
989	LB Foster Company	34,229
741	Lindsay Corporation	65,141
1,359	Lydall, Inc.*	40,172
2,503	Meritor, Inc.*	32,839
1,744	Mueller Industries, Inc.	60,552
480	Proto Labs, Inc.*	32,390
955	RBC Bearings, Inc.*	68,531
1,989	Rexnord Corporation*	47,557
766	Standex International Corporation	61,226
1,068	Sun Hydraulics Corporation	40,702
762	Tennant Company	49,789
1,259	Terex Corporation	29,272

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
1,275	TriMas Corporation*	$37,740
532	Valmont Industries, Inc.	63,239
1,981	Wabash National Corporation*	24,842
		1,328,471
Marine — 0.2%
937	Matson, Inc.	39,391
Media — 0.7%
4,370	Entravision Communications Corporation	35,965
2,541	Gray Television, Inc.*	39,843
1,080	Meredith Corporation	56,322
1,301	Sinclair Broadcast Group, Inc.	36,311
		168,441
Metals & Mining — 1.2%
1,075	Carpenter Technology Corporation	41,581
2,916	Commercial Metals Company	46,889
2,055	Globe Specialty Metals, Inc.	36,373
1,037	Kaiser Aluminum Corporation	86,154
870	Materion Corporation	30,668
1,386	Worthington Industries, Inc.	41,663
		283,328
Multi-Utilities — 0.8%
1,964	Avista Corporation	60,197
1,254	Black Hills Corporation	54,737
1,336	NorthWestern Corporation	65,130
		180,064
Oil, Gas & Consumable Fuels — 0.6%
847	Green Plains, Inc.	23,335
1,011	Matador Resources Company*	25,275
1,180	Oasis Petroleum, Inc.*	18,703
1,166	Rosetta Resources, Inc.*	26,981
1,668	Synergy Resources Corporation*	19,065
1,678	Ultra Petroleum Corporation*	21,009
		134,368
Paper & Forest Products — 0.9%
1,036	Boise Cascade Company*	38,001
922	Deltic Timber Corporation	62,364
938	Neenah Paper, Inc.	55,304
2,081	PH Glatfelter Company	45,761
		201,430
Personal Products — 0.3%
567	Herbalife Ltd.*	31,236
326	USANA Health Sciences, Inc.*	44,551
		75,787

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Pharmaceuticals — 0.6%
1,087	Depomed, Inc.*	$23,327
351	Lannet Company, Inc.*	20,863
942	Prestige Brands Holdings, Inc.*	43,558
1,209	Sagent Pharmaceuticals, Inc.*	29,391
1,422	Sucampo Pharmaceuticals, Inc.*	23,364
		140,503
Professional Services — 2.5%
1,300	Exponent, Inc.	58,214
1,025	GP Strategies Corporation*	34,071
703	Huron Consulting Group, Inc.*	49,273
1,500	ICF International, Inc.*	52,290
906	Insperity, Inc.	46,115
2,479	Kelly Services, Inc.	38,053
1,688	Korn/Ferry International	58,692
2,230	Mistras Group, Inc.*	42,325
865	On Assignment, Inc.*	33,977
2,353	Resources Connection, Inc.	37,860
3,083	RPX Corporation*	52,103
1,757	TrueBlue, Inc.*	52,534
568	WageWorks, Inc.*	22,976
		578,483
Real Estate Management & Development — 0.2%
1,266	Alexander & Baldwin, Inc.	49,880
Road & Rail — 1.4%
1,529	Celadon Group, Inc.	31,620
1,070	Con-way, Inc.	41,056
2,135	Heartland Express, Inc.	43,191
1,484	Knight Transportation, Inc.	39,682
2,101	Marten Transport Ltd.	45,592
1,331	Roadrunner Transportation Systems, Inc.*	34,340
922	Saia, Inc.*	36,225
2,045	Werner Enterprises, Inc.	53,681
		325,387
Semiconductors & Semiconductor Equipment — 2.7%
1,496	Advanced Energy Industries, Inc.*	41,125
333	Ambarella, Inc.*	34,196
2,434	Amkor Technology, Inc.*	14,555
1,090	Cabot Microelectronics Corporation*	51,350
922	Cirrus Logic, Inc.*	31,376
1,380	Diodes, Inc.*	33,272
2,443	Integrated Silicon Solution, Inc.	54,088
2,302	Intersil Corporation	28,798
5,045	Lattice Semiconductor Corporation*	29,715
3,154	Micrel, Inc.	43,841
1,736	MKS Instrument, Inc.	65,864
725	Monolithic Power Systems, Inc.	36,765
1,309	OmniVision Technologies, Inc.*	34,289

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
1,183	PDF Solutions, Inc.*	$18,928
6,491	Photronics, Inc.*	61,729
622	Power Integrations, Inc.	28,102
733	Silicon Laboratories, Inc.*	39,589
		647,582
Software — 2.4%
1,273	Blackbaud, Inc.	72,497
1,062	Commvault Systems, Inc.*	45,039
1,387	Ebix, Inc.	45,230
753	Ellie Mae, Inc.*	52,552
434	ePlus, Inc.*	33,266
499	Fair Isaac Corporation	45,299
1,916	Monotype Imaging Holdings, Inc.	46,195
878	NetScout Systems, Inc.*	32,196
1,711	Pegasystems, Inc.	39,165
2,150	Progress Software Corporation*	59,125
705	Synchronoss Technologies, Inc.*	32,240
4,501	TiVo, Inc.*	45,640
914	VASCO Data Security International, Inc.*	27,594
		576,038
Specialty Retail — 4.6%
1,562	Aaron's, Inc.	56,560
1,819	American Eagle Outfitters, Inc.	31,323
1,089	ANN, Inc.*	52,588
598	Asbury Automotive Group, Inc.*	54,191
2,505	Ascena Retail Group, Inc.*	41,721
1,299	Caleres, Inc.	41,282
2,137	Express, Inc.*	38,701
1,306	Finish Line, Inc.	36,333
976	Five Below, Inc.*	38,581
1,832	Francesca's Holdings Corporation*	24,677
587	Genesco, Inc.*	38,760
534	Group 1 Automotive, Inc.	48,503
868	Hibbett Sports, Inc.*	40,431
311	Lithia Motors, Inc.	35,193
573	Lumber Liquidators Holdings, Inc.*	11,867
607	Mattress Firm Holding Corporation*	36,997
933	Monro Muffler Brake, Inc.	57,995
438	Outerwall, Inc.	33,336
1,929	Pier 1 Imports, Inc.	24,363
1,275	Rent-A-Center, Inc.	36,146
1,283	Select Comfort Corporation*	38,580
1,814	Sonic Automotive, Inc.	43,228
1,105	The Buckle, Inc.	50,576
1,327	The Cato Corporation	51,435
2,001	Tile Shop Holdings, Inc.*	28,394
2,292	TravelCenters of America LLC*	34,036
982	Vitamin Shoppe, Inc.*	36,599
963	Zumiez, Inc.*	25,645
		1,088,041

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Technology Hardware, Storage & Peripherals — 0.3%
1,184	Electronics For Imaging, Inc.*	$51,516
703	Super Micro Computer, Inc.*	20,795
		72,311
Textiles, Apparel & Luxury Goods — 1.2%
714	G-III Apparel Group, Ltd.*	50,230
1,744	Iconix Brand Group, Inc.*	43,548
944	Movado Group, Inc.	25,639
1,177	Steven Madden, Ltd.*	50,352
2,233	Tumi Holdings, Inc.*	45,821
1,052	Unifi, Inc.*	35,242
2,411	Vera Bradley, Inc.*	27,172
		278,004
Thrifts & Mortgage Finance — 2.6%
5,220	Astoria Financial Corporation	71,984
7,050	Beneficial Bancorp, Inc.*	88,054
542	BofI Holding, Inc.*	57,295
7,282	Capitol Federal Financial, Inc.	87,675
3,930	EverBank Financial Corporation	77,225
6,770	Northwest Bancshares, Inc.	86,791
3,692	Provident Financial Services, Inc.	70,111
3,059	Washington Federal, Inc.	71,428
		610,563
Trading Companies & Distributors — 1.6%
2,365	Aircastle Ltd.	53,615
1,276	Applied Industrial Technologies, Inc.	50,593
1,827	CAI International, Inc.*	37,618
696	DXP Enterprises, Inc.*	32,364
872	GATX Corporation	46,347
1,118	H&E Equipment Services, Inc.	22,326
2,479	MRC Global, Inc.*	38,276
1,655	Rush Enterprises, Inc.*	43,378
1,342	TAL International Group, Inc.	42,407
		366,924
Transportation Infrastructure — 0.2%
2,556	Wesco Aircraft Holdings, Inc.*	38,723
Water Utilities — 0.4%
1,349	American States Water Company	50,439
1,519	SJW Corporation	46,618
		97,057
Wireless Telecommunication Services — 0.2%
1,256	Shenandoah Telecommunications Company	42,993
Total Common Stocks (Cost $22,596,918)		22,945,849

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Discovery 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
152,577	Invesco Short Term Investment Trust Liquid Assets Portfolio, 0.11% (a)	$152,577
Total Short-Term Investments (Cost $152,577)		152,577
Total Investments — 99.9% (Cost $23,181,364)		23,504,350
Other Assets in Excess of Liabilities — 0.1%		33,165
NET ASSETS — 100.0%		$23,537,515

*  Non-income producing security.

(a)  Annualized seven-day yield as of June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Open Futures Contracts

Number of Contracts Purchased	Description	Notional Amount	Unrealized Depreciation
2	Russell 2000 Mini Future, September 2015	$250,080	$(3,892)
			$(3,892)

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Common Stocks — 98.8%
Aerospace & Defense — 1.2%
604	Airbus Group SE	$39,190
8,554	BAE Systems PLC	60,643
5,591	Meggitt PLC	40,972
29,500	Singapore Technologies Engineering Ltd.	72,280
871	Thales SA	52,592
1,306	Zodiac Aerospace	42,515
		308,192
Air Freight & Logistics — 0.6%
6,418	Bollore SA	34,165
1,699	Deutsche Post AG	49,636
2,800	Yamato Holdings Company, Ltd.	54,211
		138,012
Airlines — 0.7%
28,000	Cathay Pacific Airways Ltd.	68,848
1,400	Japan Airlines Company Ltd.	48,846
8,400	Singapore Airlines	66,921
		184,615
Auto Components — 2.6%
1,400	Aisin Seiki Company Ltd.	59,599
1,400	Bridgestone Corporation	51,792
520	Cie Generale des Etablissements Michelin	54,488
183	Continental AG	43,303
1,405	Delphi Automotive PLC	119,552
1,400	Denso Corporation	69,734
2,921	Pirelli & Company, SpA	49,303
4,200	Sumitomo Electric Industries Ltd.	65,101
1,400	Toyota Industries Corporation	79,846
295	Valeo SA	46,487
		639,205
Automobiles — 2.6%
351	Bayerische Motoren Werk AG	38,419
520	Daimler AG	47,329
1,400	Fuji Heavy Industries Ltd.	51,568
2,800	Honda Motor Company Ltd.	90,634
4,200	Isuzu Motors Ltd.	55,166
1,400	Mazda Motor Corporation	27,431
5,600	Mitsubishi Motors Corporation	47,679
5,600	Nissan Motor Company, Ltd.	58,340
379	Renault SA	39,473
1,400	Suzuki Motor Corporation	47,302
1,400	Toyota Motor Corporation	93,837
197	Volkswagen AG	45,583
		642,761

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Banks — 9.8%
2,681	Australia & New Zealand Banking Group Ltd.	$66,607
4,294	Banco Bilbao Vizcaya Argentaria SA	42,089
12,001	Banco de Sabadell SA	28,967
7,305	Banco Popular Espanol SA	35,394
5,410	Banco Santander SA	37,780
16,800	Bank Of East Asia Ltd.	73,472
69,695	Bank Of Ireland*	28,166
1,400	Bank Of Montreal*	82,958
2,800	Bank Of Nova Scotia*	144,528
20,924	Bankia SA*	26,546
14,000	BOC Hong Kong Holdings Ltd.	58,337
8,130	CaixaBank SA	37,669
1,400	Canadian Imperial Bank Of Commerce*	103,246
3,033	Commerzbank AG*	38,767
1,123	Commonwealth Bank of Australia	73,761
2,556	Credit Agricole SA	38,013
7,000	DBS Group Holdings, Ltd.	107,532
2,995	DNB ASA	49,965
4,200	Hang Seng Bank Ltd.	82,087
7,332	HSBC Holdings PLC	65,677
10,869	Intesa Sanpaolo SpA	39,406
632	KBC Groep NV	42,233
8,400	Mitsubishi UFJ Financial Group, Inc.	60,386
40,700	Mizuho Financial Group, Inc.	88,128
2,555	National Australia Bank Ltd.	65,664
1,400	National Bank Of Canada*	52,593
5,435	Natixis SA	39,112
3,439	Nordea Bank AB	42,895
8,400	Oversea-Chinese Banking Corporation, Ltd	63,490
8,400	Resona Holdings, Inc.	45,883
1,400	Royal Bank Of Canada*	85,614
4,352	Skandinaviska Enskilda Banken AB	55,648
843	Societe Generale SA	39,350
2,753	Standard Chart PLC	44,078
1,400	Sumitomo Mitsui Financial Group, Inc.	62,447
14,000	Sumitomo Mitsui Trust Holdings, Inc.	64,129
3,621	Svenska Handelsbanken AB	52,853
2,414	Swedbank AB	56,289
1,400	Toronto-Dominion Bank*	59,452
4,699	UniCredit SpA	31,563
2,800	United Overseas Bank Ltd.	47,961
2,429	Westpac Banking Corporation	60,252
		2,420,987
Beverages — 1.9%
407	Anheuser-Busch Inbev NV	48,778
1,400	Asahi Group Holdings Ltd.	44,527
2,121	Diageo PLC	61,353
829	Heineken Holding NV	58,179
618	Heineken NV	46,899

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
4,200	Kirin Holdings Company Ltd.	$57,860
477	Pernod Ricard SA	55,093
801	SABMiller PLC	41,583
1,400	Suntory Beverage & Food Ltd.	55,767
		470,039
Biotechnology — 0.4%
281	Actelion Ltd.	41,115
758	CSL Ltd.	50,571
		91,686
Building Products — 0.8%
3,033	Assa Abloy AB	57,112
140	Geberit AG	46,674
2,800	LIXIL Group Corporation	55,595
899	Saint-Gobain S.A.	40,361
		199,742
Capital Markets — 1.5%
7,051	Aberdeen Asset Management PLC	44,758
1,400	CGI Group, Inc.*	54,756
730	Julius Baer Group Ltd.	40,953
1,067	Macquarie Group Ltd.	67,012
8,400	Nomura Holdings, Inc.	57,009
1,082	Schroders PLC	53,995
2,739	UBS Group AG	58,093
		376,576
Chemicals — 4.8%
435	Air Liquide SA	55,019
702	Akzo Nobel NV	51,082
506	BASF SE	44,464
309	Bayer AG	43,251
98	EMS-Chemie Holding AG	41,403
1,615	Evonik Industries AG	61,622
28	Givaudan SA	48,456
6,718	Israel Chemicals Ltd.	46,941
1,025	Johnson Matthey PLC	48,928
309	Linde AG	58,529
1,400	Nippon Paint Holdings	39,523
1,400	Nitto Denko Corporation	115,079
941	Novozymes A/S	44,731
1,137	OCI NV*	32,133
1,400	Potash Corporation of Saskatchewan, Inc.*	43,356
14	Sika AG	49,384
14,000	Sumitomo Chemical Company, Ltd.	84,193
913	Symrise AG	56,664
154	Syngenta AG	62,592
14,000	Toray Industries, Inc.	118,454
914	Yara International ASA	47,609
		1,193,413

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Commercial Services & Supplies — 1.3%
1,995	Aggreko PLC	$45,107
3,512	Babcock International Group PLC	59,597
7,272	Brambles Ltd.	59,474
1,400	Secom Company, Ltd.	90,885
407	Societe BIC SA	64,885
		319,948
Communications Equipment — 0.2%
3,860	Telefonaktiebolaget LM Ericsson	39,998
Construction & Engineering — 0.9%
1,137	ACS Actividades de Construccion y Servicios SA	36,576
1,250	Bouygues SA	46,733
2,730	Ferrovial SA	59,197
2,372	Skanska AB	48,070
716	Vinci SA	41,413
		231,989
Construction Materials — 0.3%
1,559	CRH PLC	43,749
562	Holcim Ltd.	41,476
		85,225
Consumer Finance — 0.2%
2,800	ORIX Corporation	41,662
Containers & Packaging — 0.2%
4,801	Amcor Ltd.	50,822
Distributors — 0.3%
1,400	Jardine Cycle & Carriage Ltd.	34,406
56,000	Li & Fung Ltd.	44,430
		78,836
Diversified Financial Services — 1.6%
758	Deutsche Boerse AG	62,746
744	Groupe Bruxelles Lambert SA	59,886
2,800	Hong Kong Exchanges and Clearing Ltd.	98,829
1,400	IGM Financial, Inc.	44,589
1,011	Investment AB Kinnevik	31,965
1,404	Investor AB	52,317
1,419	London Stock Exchange Group PLC	52,841
		403,173
Diversified Telecommunication Services — 3.0%
1,400	BCE, Inc.	59,475
8,189	BT Group PLC	57,927
140	Iliad SA	31,036
2,219	Orange SA	34,164
1,432	Proximus	50,560
21,100	Singapore Telecommunications Ltd.	65,955
84	Swisscom AG	47,078
22,862	Telecom Italia SpA*	29,005

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
3,679	Telefonica SA	$52,295
2,601	Telenor ASA	56,993
9,096	Teliasonera AB	53,557
16,285	Telstra Corporation Ltd.	77,147
1,400	TELUS Corporation	48,232
2,570	Vivendi SA	64,824
		728,248
Electric Utilities — 3.0%
14,000	Cheung Kong Infrastructure Holdings Ltd.	108,727
14,000	CLP Holdings Ltd.	119,021
10,645	EDP-Energias de Portugal SA	40,409
1,798	Electricite de France SA	40,090
2,387	Endesa SA	45,679
7,541	Enel SpA	34,166
2,800	Fortis, Inc.	78,642
2,205	Fortum OYJ	39,185
10,097	Iberdrola SA	68,013
7,000	Power Assets Holdings Ltd.	63,845
590	Red Electrica Corporation SA	47,280
11,487	Terna Rete Elettrica Nazionale SpA	50,764
		735,821
Electrical Equipment — 1.7%
2,556	ABB Ltd.	53,528
1,938	Alstom SA*	54,987
885	Legrand SA	49,687
1,400	Nidec Corporation	104,841
576	Schneider Electric SE	39,769
1,405	Sensata Technologies Holding NV*	74,100
632	Vestas Wind System A/S	31,544
		408,456
Electronic Equipment, Instruments & Components — 1.2%
1,400	FUJIFILM Holdings Corporation	50,030
1,277	Hexagon AB	46,275
14,000	Hitachi Ltd.	92,292
1,400	Hoya Corporation	56,133
407	Ingenico Group	47,779
		292,509
Energy Equipment & Services — 0.1%
534	Technip SA	33,053
Food Products — 0.2%
941	Associated British Foods PLC	42,449
Food & Staples Retailing — 2.2%
2,800	Aeon Company Ltd.	39,752
492	Casino Guichard Perrachon SA	37,271
1,166	Colruyt SA	52,211
1,460	ICA Gruppen AB	51,797
2,331	Jeronimo Martins SGPS SA	29,885

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
3,146	Koninklijke Ahold NV	$58,923
2,800	Metro, Inc.*	75,145
1,400	Seven & i Holdings Company, Ltd.	60,171
7,894	Tesco PLC	26,363
1,854	Wesfarmers Ltd.	55,828
2,078	Woolworths Ltd.	43,225
		530,571
Food Products — 1.4%
534	Aryzta AG	26,330
829	Danone SA	53,595
829	Kerry Group PLC	61,072
744	Nestle SA	53,714
2,800	Saputo, Inc.*	67,725
29,500	Wilmar International Ltd.	71,842
		334,278
Gas Utilities — 1.6%
2,800	Canadian Utilities Ltd.*	80,637
28,000	China Gas Holdings Ltd.	44,863
1,826	Enagas SA	49,662
2,219	Gas Natural SDG SA	50,318
30,800	Hong Kong & China Gas Company Ltd.	64,608
14,000	Osaka Gas Company Ltd.	55,286
7,738	Snam SpA	36,819
		382,193
Health Care Equipment & Supplies — 1.2%
393	Essilor International SA	46,881
1,405	Medtronic PLC	104,110
1,400	Olympus Corporation	48,388
2,613	Smith & Nephew PLC	44,095
309	Sonova Holding AG	41,775
		285,249
Health Care Providers & Services — 0.7%
688	Fresenius Medical Care AG & Company KGaA	56,790
899	Fresenius SE & KGaA	57,679
1,081	Ramsay Health Care Ltd.	51,269
		165,738
Hotels, Restaurants & Leisure — 1.6%
927	Accor SA	46,785
3,905	Compass Group PLC	64,609
3,903	Crown Resorts Ltd.	36,739
71,600	Genting Singapore PLC	47,579
1,306	InterContinental Hotels Group PLC	52,655
28,000	SJM Holdings Ltd.	30,342
716	Sodexo SA	67,994
773	Whitbread PLC	60,073
		406,776
See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Household Durables — 1.2%
5,520	Barratt Developments	$53,297
28,000	Haier Electronics Group Company Ltd.	75,495
1,714	Persimmon PLC*	53,189
4,200	Sekisui House Ltd.	66,714
19,258	Taylor Wimpey PLC	56,221
		304,916
Household Products — 0.5%
646	Reckitt Benckiser Group PLC	55,705
2,800	Unicharm Corporation	66,565
		122,270
Independent Power Producers & Energy Traders — 0.2%
20,433	Enel Green Power SpA	39,933
Industrial Conglomerates — 1.6%
14,000	CITIC Ltd.	25,105
1,400	Jardine Matheson Holdings Ltd.	79,450
1,400	Jardine Strategic Holdings Ltd.	42,378
8,400	Keppel Corporation Ltd.	51,266
28,000	NWS Holdings Ltd.	40,529
506	Siemens AG	50,968
2,753	Smiths Group PLC	48,836
14,000	Toshiba Corporation	48,159
		386,691
Insurance — 8.2%
6,123	Aegon NV	44,999
5,600	AIA Group Ltd.	36,664
379	Allianz SE	59,027
10,290	AMP Ltd.	47,794
1,405	Aon PLC	140,050
2,556	Assicurazioni Generali SpA	46,049
6,321	Aviva PLC	48,914
1,980	AXA SA	49,954
8,400	China Taiping Insurance Holdings Company Ltd.*	30,180
3,104	CNP Assurances	51,838
2,800	Dai-ichi Life Insurance Company, Ltd.	55,057
4,200	Great-West Lifeco, Inc.	122,267
688	Hannover Rueck SE	66,569
11,652	Insurance Australia Group Ltd.	50,165
1,400	Intact Financial Corporation*	97,283
17,418	Legal & General Group PLC	68,119
4,200	Manulife Financial Corporation*	78,048
14,422	Mapfre SA	49,634
309	Muenchener Rueckversicherungs-Gesellschaft AG	54,774
16,224	Old Mutual PLC	51,366
2,800	Power Corporation of Canada	71,603
2,800	Power Financial Corporation	80,413
2,486	Prudential PLC	59,861
3,959	QBE Insurance Group Ltd.	41,756

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
1,390	Sampo Oyj	$65,472
5,392	Standard Life PLC	37,616
2,800	Sun Life Financial, Inc.*	93,483
7,104	Suncorp Group Ltd.	73,611
758	Swiss Re AG	67,089
4,200	T&D Holdings, Inc.	62,630
1,400	Tokio Marine Holdings, Inc.	58,272
197	Zurich Insurance Group AG	59,967
		2,020,524
Internet & Catalog Retail — 0.2%
2,800	Rakuten, Inc.	45,242
Internet Software & Services — 0.4%
941	United Internet AG	41,832
11,200	Yahoo Japan Corporation	45,208
		87,040
IT Services — 1.1%
1,376	Amadeus IT Holding SA	54,850
590	Atos SE	44,057
506	Cap Gemini SA	44,774
1,400	Nomura Research Institute Ltd.	54,794
1,400	NTT Data Corporation	61,200
		259,675
Machinery — 3.3%
2,541	Alfa Laval AB	44,721
1,636	Atlas Copco AB	45,785
4,215	CNH Industrial NV	39,115
1,053	GEA Group AG	46,969
2,800	Hino Motors Ltd.	34,638
14,000	Kawasaki Heavy Industries Ltd.	65,319
2,800	Komatsu Ltd.	56,213
1,236	Kone OYJ	50,158
1,376	MAN SE	141,730
14,000	Mitsubishi Heavy Industries Ltd.	85,189
4,352	Sandvik AB	48,114
337	Schindler Holding AG	55,112
2,190	SKF AB	49,956
1,025	Wartsila OYJ Abp	48,017
		811,036
Marine — 0.4%
28	A.P. Moeller - Maersk A/S	50,712
379	Kuehne + Nagel International AG	50,306
		101,018
Media — 2.7%
1,994	Eutelsat Communications SA	64,356
12,445	ITV PLC	51,486
1,418	JCDecaux SA	59,172
2,655	Pearson PLC	50,268

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
913	ProSiebenSat.1 Media AG	$45,091
632	Publicis Groupe SA	46,728
3,807	RELX PLC	61,911
2,800	Shaw Communications, Inc.*	60,977
3,750	Sky PLC	61,102
997	Telenet Group Holding*	54,230
1,938	Wolters Kluwer NV	57,569
2,571	WPP PLC	57,605
		670,495
Metals & Mining — 1.8%
3,694	Antofagasta PLC	40,020
1,825	BHP Billiton Ltd.	38,089
2,800	First Quantum Minerals Ltd.	36,608
8,195	Glencore PLC	32,873
1,400	JFE Holdings, Inc.	31,075
1	Lonmin*	1
28,000	Nippon Steel & Sumitomo Metal Corporation	72,617
17,151	Polyus Gold International Ltd.	47,496
997	Rio Tinto PLC	40,949
2,800	Silver Wheaton Corporation*	48,535
1,400	Teck Resources Ltd.*	13,877
1,278	Voestalpine AG	53,187
		455,327
Multiline Retail — 0.5%
5,886	Marks & Spencer Group PLC	49,571
562	Next PLC	65,786
		115,357
Multi-Utilities — 0.9%
5,447	AGL Energy Ltd.	65,351
5,815	National Grid PLC	74,666
2,092	Suez Environnement Company	38,914
2,401	Veolia Environnement SA	48,958
		227,889
Office Electronics — 0.4%
2,800	Canon, Inc.	91,114
Oil, Gas & Consumable Fuels — 1.7%
1,400	Canadian Natural Resources Ltd.*	38,021
2,800	Encana Corporation	30,869
1,400	Imperial Oil Ltd.*	54,083
2,800	Inpex Corporation	31,836
1,400	Inter Pipeline Ltd.*	32,170
730	Koninklijke Vopak NV	36,838
28,000	Kunlun Energy Company Ltd.	28,500
6,009	Oil Search Ltd.	33,056
1,400	Suncor Energy, Inc.*	38,559
1,400	TransCanada Corporation*	56,897
1,657	Woodside Petroleum Ltd.	43,762
		424,591

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Paper & Forest Products — 0.3%
1,979	Svenska Cellulosa AB SCA	$50,323
1,966	UPM-Kymmene OYJ	34,784
		85,107
Personal Products — 0.9%
590	Beiersdorf AG	49,424
1,400	Kao Corporation	65,124
295	L'Oreal SA	52,621
1,419	Unilever PLC	60,868
		228,037
Pharmaceuticals — 3.2%
4,200	Astellas Pharma, Inc.	59,902
1,400	Chugai Pharmaceutical Company, Ltd.	48,331
2,800	Daiichi Sankyo Company, Ltd.	51,797
1,400	Eisai Company Ltd.	93,985
2,458	GlaxoSmithKline PLC	51,076
1,096	Hikma Pharmaceutic PLC	33,288
492	Merck KGaA	49,026
4,200	Mitsubishi Tanabe Pharma Corporation	62,973
449	Novartis AG	44,254
983	Novo Nordisk A/S	53,558
1,400	Otsuka Holdings Company, Ltd.	44,653
169	Roche Holdings AG	47,359
421	Sanofi	41,416
323	Shire PLC	25,858
759	Teva Pharmaceutical Industries Ltd.	44,889
646	UCB SA	46,373
		798,738
Professional Services — 1.1%
590	Adecco SA	47,896
2,036	Bureau Veritas SA	46,895
2,697	Capita PLC	52,462
3,175	Experian PLC	57,819
674	Randstad Holding NV	43,890
14	SGS SA	25,546
		274,508
Real Estate Management & Development — 4.4%
2,100	Brookfield Asset Management, Inc.*	73,374
25,300	CapitaLand Ltd.	65,746
28,000	China Overseas Land & Investment Ltd.	98,793
2,800	Daiwa House Industry Company, Ltd.	65,273
1,587	Deutsche Annington Immobilien SE	44,763
35,100	Global Logistic Properties Ltd.	65,934
14,000	Hang Lung Properties Ltd.	41,630
15,400	Henderson Land Development Company Ltd.	105,394
7,000	Hongkong Land Holdings Ltd.	57,400
56,000	New World Development Company, Ltd.	73,255
56,000	Sino Land Company Ltd.	93,628

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
7,000	Swire Pacific Ltd.	$88,002
16,800	Swire Properties Ltd.	53,641
14,000	Wharf Holdings Ltd.	93,194
14,000	Wheelock & Company, Ltd.	71,521
		1,091,548
Road & Rail — 1.8%
14,979	Aurizon Holdings Ltd.	59,287
1,400	East Japan Railway Company	125,947
28,000	Kintetsu Group Holdings Company, Ltd.	95,404
14,000	MTR Corporation Ltd.	65,200
1,400	West Japan Railway Company	89,627
		435,465
Semiconductors & Semiconductor Equipment — 0.9%
2,402	ARM Holdings PLC	39,138
365	ASML Holding NV	37,722
26,000	Hanergy Thin Film Power Group Ltd.* (b)	6,138
3,370	Infineon Technologies AG	41,816
1,400	Tokyo Electron Ltd.	88,620
		213,434
Software — 1.6%
1,405	Check Point Software Technologies Ltd.*	111,768
800	Dassault Systemes	58,168
506	Gemalto NV	45,062
1,400	Open Text Corporation*	56,863
9,158	Sage Group PLC	73,746
730	SAP SE	50,946
		396,553
Specialty Retail — 0.8%
42,200	Chow Tai Fook Jewellery Group Ltd.	45,513
1,474	Hennes & Mauritz AB	56,756
1,545	Inditex SA	50,218
8,105	Kingfisher PLC	44,228
		196,715
Technology Hardware, Storage & Peripherals — 0.4%
5,600	Ricoh Company Ltd.	58,112
2,800	Seiko Epson Corporation	49,669
		107,781
Textiles, Apparel & Luxury Goods — 2.5%
42,000	Belle International Holdings Ltd.	48,385
2,107	Burberry Group PLC	52,010
267	Christian Dior SE	52,121
449	Cie Financiere Richemont SA	36,522
140	Hermes International	52,224
393	HUGO BOSS AG	43,923
267	Kering	47,671
1,405	Lululemon Athletica, Inc.*	91,747

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
702	Luxottica Group SpA	$46,684
253	LVMH Moet Hennessy Louis Vuitton SE	44,325
337	Pandora A/S	36,208
7,000	Prada SpA	33,684
84	Swatch Group AG	32,712
		618,216
Tobacco — 0.7%
1,082	British American Tobacco PLC	58,058
1,096	Imperial Tobacco Group PLC	52,816
1,400	Japan Tobacco, Inc.	49,881
		160,755
Trading Companies & Distributors — 2.5%
1,405	AerCap Holdings NV*	64,335
2,205	Ashtead Group PLC	38,076
927	Brenntag AG	53,151
2,416	Bunzl PLC	65,977
5,600	ITOCHU Corporation	73,989
2,800	Mitsubishi Corporation	61,589
4,200	Mitsui & Company Ltd.	57,054
2,800	Toyota Tsusho Corporation	75,156
1,854	Travis Perkins PLC	61,466
1,011	Wolseley PLC	64,542
		615,335
Transportation Infrastructure — 0.4%
520	Aeroports de Paris	58,755
1,587	Atlantia SpA	39,207
		97,962
Water Utilities — 0.5%
2,023	Severn Trent PLC	66,147
4,031	United Utilities Group PLC	56,496
		122,643
Wireless Telecommunication Services — 1.9%
7,000	China Mobile Ltd.	89,627
28,000	China Unicom Hong Kong Ltd.	44,069
4,200	KDDI Corporation	101,375
4,200	NTT DOCOMO, Inc.	80,441
2,800	Rogers Communications, Inc.	99,312
14,440	Vodafone Group PLC	52,150
		466,974
Total Common Stocks (Cost $24,594,207)		24,335,111
Rights — 0.0%
Distributors — 0.0%
156	Jardine Cycle & Carriage Ltd.	820
Total Rights (Cost $1,139)		820

See notes to financial statements.

Compass EMP Funds

Compass EMP Developed 500   Schedule of Investments — continued

Enhanced Volatility Weighted Index ETF  June 30, 2015

Shares	Security Description	Value
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
232,431	Invesco Short Term Investment Trust Liquid Assets Portfolio, 0.11% (a)	$232,431
Total Short-Term Investments (Cost $232,431)		232,431
Total Investments — 99.7% (Cost $24,827,777)		24,568,362
Other Assets in Excess of Liabilities — 0.3%		64,635
NET ASSETS — 100.0%		$24,632,997

*  Non-income producing security.

(a)  Annualized seven-day yield as of June 30, 2015.

(b)  As of June 30, 2015, the Fund has fair valued this security. This security is deemed illiquid according to the Fund's liquidity guidelines. The value of this security was $6,138 or 0.02% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Open Futures Contracts

Number of Contracts Purchased	Description	Notional Amount	Unrealized Depreciation
3	Mini MSCI EAFE Future, September 2015	$275,100	$(7,542)
			$(7,542)

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

	Compass EMP U.S. 500 Volatility Weighted Index ETF	Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF
ASSETS:
Investments in securities, at value*	$9,165,056	$86,128,530	$86,314,677
Cash	4,565	42,579	196,391
Deposit at broker for futures	23,945	68,111	68,032
Receivable for investments sold	15,501	145,387	—
Interest and dividends receivable	10,471	97,179	176,764
Due from adviser, net	—	1,799	—
Prepaid expenses and other assets	7,348	1,644	1,609
Total Assets	9,226,886	86,485,229	86,757,473
LIABILITIES:
Due to adviser, net	25,006	—	3,193
Unrealized depreciation on futures contracts	58	15,780	9,932
Other liabilities and accrued expenses	7,551	72,617	66,573
Total Liabilities	32,615	88,397	79,698
Net Assets	$9,194,271	$86,396,832	$86,677,775
NET ASSETS CONSIST OF:
Paid-in capital	$8,899,010	$86,315,453	$90,252,519
Undistributed net investment income	4,735	44,334	96,861
Accumulated net realized gain (loss) on investments in securities and futures	15,467	(538,763)	(718,445)
Net unrealized appreciation (depreciation) on:
Investments in securities	275,117	591,588	(2,943,228)
Investments in futures	(58)	(15,780)	(9,932)
Net Assets	$9,194,271	$86,396,832	$86,677,775
*Identified Cost:	$8,889,939	$85,536,942	$89,257,905
Net Asset Value (unlimited shares authorized):
Net Assets	$9,194,271	$86,396,832	$86,677,775
Shares Outstanding^	250,000	2,350,000	2,450,000
Net Asset Value	$36.78	$36.76	$35.38

^  No Par Value

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

	Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
ASSETS:
Investments in securities, at value*	$23,504,350	$24,568,362
Cash	—	4,778
Deposit at broker for futures	47,528	46,319
Foreign currency, at value (cost $0 & $619 respectively)	—	618
Interest and dividends receivable (net of $0 & $3,568, respectively in foreign withholding tax)	18,021	49,048
Receivable for fund shares sold	—	5,368
Prepaid expenses and other assets	3,437	5,722
Total Assets	23,573,336	24,680,215
LIABILITIES:
Payable for investments purchased	—	5,368
Due to adviser, net	15,305	7,055
Unrealized depreciation on futures contracts	3,892	7,542
Other liabilities and accrued expenses	16,624	27,253
Total Liabilities	35,821	47,218
Net Assets	$23,537,515	$24,632,997
NET ASSETS CONSIST OF:
Paid-in capital	$23,322,852	$24,879,490
Undistributed net investment income	10,013	16,865
Accumulated net realized gain (loss) on investments in securities and futures	(114,444)	3,636
Net unrealized appreciation (depreciation) on:
Investments in securities	322,986	(259,415)
Investments in futures	(3,892)	(7,542)
Foreign currencies	—	(37)
Net Assets	$23,537,515	$24,632,997
*Identified Cost:	$23,181,364	$24,827,777
Net Asset Value (unlimited shares authorized):
Net Assets	$23,537,515	$24,632,997
Shares Outstanding^	600,000	700,000
Net Asset Value	$39.23	$35.19

^  No Par Value

See notes to financial statements.

Statements of Operations

Compass EMP Funds  Period Ended June 30, 2015

	Compass EMP U.S. 500 Volatility Weighted Index ETF[1]	Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF[1]	Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF[1]
Investment Income:
Dividend income (net of $55, $377 & $0. respectively, in foreign withholding taxes)	$137,023	$936,320	$1,917,414
Interest income	41	280	216
Total Investment Income	137,064	936,600	1,917,630
Expenses:
Administration, fund accounting and transfer agent fees	39,958	80,226	60,243
Miscellaneous expenses	7,921	5,162	8,206
Advisory fees	33,159	250,377	269,466
Custody expense	6,206	8,417	4,871
Compliance expense	5,130	4,614	4,514
Professional fees	3,254	28,635	33,047
Trustees' fees and expenses	2,688	3,482	3,839
Registration fees	1,116	10,372	10,226
Insurance expenses	200	864	784
Shareholder reporting expenses	165	2,976	4,318
Total Expenses	99,797	395,125	399,514
Less: Fees waived and reimbursed by Adviser	(61,304)	(110,009)	(92,663)
Net Expenses	38,493	285,116	306,851
Net Investment Income	98,571	651,484	1,610,779
Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments in securities	798	(578,122)	(754,725)
In-kind redemptions	51,805	1,858,753	2,571,779
Investments in futures	14,669	39,359	36,280
Net realized gain on investments in securities and futures	67,272	1,319,990	1,853,334
Net change in unrealized appreciation (depreciation) of:
Investments in securities	275,117	591,588	(2,943,228)
Investments in futures	(58)	(15,780)	(9,932)
Net change in unrealized appreciation (depreciation) of investments in securities and futures	275,059	575,808	(2,953,160)
Net realized and unrealized gain (loss) on Investments	342,331	1,895,798	(1,099,826)
Net increase in net assets resulting from operations	$440,902	$2,547,282	$510,953

1  Fund commenced operations on July 1, 2014.

See notes to financial statements.

Statements of Operations

Compass EMP Funds  Period Ended June 30, 2015

	Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF[1]	Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF[2]
Investment Income:
Income:
Dividend income (net of $27 & $38,253, respectively, in foreign withholding taxes)	$215,521	$317,733
Interest	89	337
Total Investment Income	215,610	318,070
Expenses:
Advisory fees	64,001	49,966
Administration, fund accounting and transfer agent fees	37,543	47,019
Professional fees	7,940	8,561
Custody expense	6,232	19,357
Miscellaneous expenses	5,441	3,481
Compliance expense	4,227	3,490
Trustees' fees and expenses	2,832	2,811
Registration fees	2,534	2,711
Shareholder reporting expenses	1,437	1,180
Insurance expenses	214	106
Total Expenses	132,401	138,682
Less: Fees waived and reimbursed by Adviser	(59,513)	(82,842)
Net Expenses	72,888	55,840
Net Investment Income	142,722	262,230
Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments in securities	(154,123)	(13,675)
In-kind redemptions	1,171,808	—
Investments in futures	39,678	17,782
Foreign currencies	—	(1,986)
Net realized gain on investments in securities, futures and foreign currencies	1,057,363	2,121
Net change in unrealized appreciation (depreciation) of:
Investments in securities	322,986	(259,415)
Investments in futures	(3,892)	(7,542)
Foreign currencies	—	(37)
Net change in unrealized appreciation (depreciation) of investments in securities futures and foreign currencies	319,094	(266,994)
Net realized and unrealized gain (loss) on investments	1,376,457	(264,873)
Net increase (decrease) in net assets resulting from operations	$1,519,179	$(2,643)

1  Fund commenced operations on August 1, 2014.

2  Fund commenced operations on September 30, 2014.

See notes to financial statements.

Compass EMP Funds  Statement of Changes in Net Assets

Compass EMP U.S. 500 Volatility Weighted Index ETF[1]
Period Ended June 30, 2015
Operations:
Net investment income	$98,571
Net realized gain on investments in securities and futures	67,272
Change in unrealized appreciation of investments in securities and futures	275,059
Net increase in net assets resulting from operations	440,902
Distributions to Shareholders:
From net investment income	(93,836)
Total Distributions to Shareholders	(93,836)
Capital Share Transactions:
Proceeds from shares sold	10,609,205
Cost of shares redeemed	(1,762,000)
Net increase in net assets derived from resulting from capital share transactions (a)	8,847,205
Net increase in net assets	$9,194,271
Net Assets:
Beginning of period	$—
End of period	$9,194,271
Undistributed net investment income	$4,735

(a)  Summary of capital share transactions is as follows:

Period Ended June 30, 2015
Shares
Shares sold	300,000
Shares redeemed	(50,000)
Net increase	250,000

1  Fund commenced operations on July 1, 2014.

See notes to financial statements.

Compass EMP Funds  Statement of Changes in Net Assets

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF[1]
Period Ended June 30, 2015
Operations:
Net investment income	$651,484
Net realized gain on investments in securities and futures	1,319,990
Change in unrealized appreciation of investments in securities and futures	575,808
Net increase in net assets resulting from operations	2,547,282
Distributions to Shareholders:
From net investment income	(607,150)
Total Distributions to Shareholders	(607,150)
Capital Share Transactions:
Proceeds from shares sold	104,473,400
Cost of shares redeemed	(20,016,700)
Net increase in net assets resulting from capital share transactions (a)	84,456,700
Net increase in net assets	$86,396,832
Net Assets:
Beginning of period	$—
End of period	$86,396,832
Undistributed net investment income	$44,334

(a)  Summary of capital share transactions is as follows:

Period Ended June 30, 2015
Shares
Shares sold	2,900,000
Shares redeemed	(550,000)
Net increase	2,350,000

1  Fund commenced operations on July 1, 2014.

See notes to financial statements.

Compass EMP Funds  Statement of Changes in Net Assets

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF[1]
Period Ended June 30, 2015
Operations:
Net investment income	$1,610,779
Net realized gain on investments in securities and futures	1,853,334
Change in unrealized depreciation of investments in securities and futures	(2,953,160)
Net increase in net assets resulting from operations	510,953
Distributions to Shareholders:
From net investment income	(1,513,918)
Total Distributions to Shareholders	(1,513,918)
Capital Share Transactions:
Proceeds from shares sold	122,352,335
Cost of shares redeemed	(34,671,595)
Net increase in net assets resulting from capital share transactions (a)	87,680,740
Net increase in net assets	$86,677,775
Net Assets:
Beginning of period	$—
End of period	$86,677,775
Undistributed net investment income	$96,861

(a)  Summary of capital share transactions is as follows:

Period Ended June 30, 2015
Shares
Shares sold	3,400,000
Shares redeemed	(950,000)
Net increase	2,450,000

1  Fund commenced operations on July 1, 2014.

See notes to financial statements.

Compass EMP Funds  Statement of Changes in Net Assets

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF[1]
Period Ended June 30, 2015
Operations:
Net investment income	$142,722
Net realized gain on investments in securities and futures	1,057,363
Change in unrealized appreciation of investments in securities and futures	319,094
Net increase in net assets resulting from operations	1,519,179
Distributions To Shareholders:
From net investment income	(132,709)
Total Distributions to Shareholders	(132,709)
Capital Share Transactions:
Proceeds from shares sold	31,800,665
Cost of shares redeemed	(9,649,620)
Net increase in net assets resulting from capital share transactions (a)	22,151,045
Net increase in net assets	$23,537,515
Net Assets:
Beginning of period	$—
End of period	$23,537,515
Undistributed net investment income	$10,013

(a)  Summary of capital share transactions is as follows:

Period Ended June 30, 2015
Shares
Shares sold	850,000
Shares redeemed	(250,000)
Net increase	600,000

1  Fund commenced operations on August 1, 2014.

See notes to financial statements.

Compass EMP Funds  Statement of Changes in Net Assets

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF[1]
Period Ended June 30, 2015
Operations:
Net investment income	$262,230
Net realized gain on investments in securities, futures, and foreign currencies	2,121
Change in unrealized depreciation of investments in securities, futures, and foreign currencies	(266,994)
Net decrease in net assets resulting from operations	(2,643)
Distributions To Shareholders:
From net investment income	(243,379)
From net realized gain	(471)
Total Distributions to Shareholders	(243,850)
Capital Share Transactions:
Proceeds from shares sold	24,879,145
Transaction fees	345
Net increase in net assets resulting from capital share transactions (a)	24,879,490
Net increase in net assets	$24,632,997
Net Assets:
Beginning of period	$—
End of period	$24,632,997
Undistributed net investment income	$16,865

(a)  Summary of capital share transactions is as follows:

Period Ended
June 30, 2015
Shares
Shares sold	700,000

1  Fund commenced operations on September 30, 2014.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

For a capital share outstanding throughout the period

Compass EMP U.S. 500 Volatility Weighted Index ETF
Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Period	$35.00
Income from Investment Operations:
Net investment income[2]	0.49
Net realized and unrealized gain on investments in securities and futures[3]	1.73
Total from Investment Operations	2.22
Less Distributions:
Distributions from net investment income	(0.44)
Total Distributions	(0.44)
Net Asset Value, End of Period	$36.78
Total Return[7]	6.38%[4]
Supplemental Data:
Net assets at end of period (000's)	$9,194
Ratios of expenses to average net assets:
Before fees waived	1.39%[5]
After fees waived	0.54%[5]
Ratios of net investment income to average net assets:
Before fees waived	0.52%[5]
After fees waived	1.37%[5]
Portfolio turnover rate[6]	23%[4]

1  Commenced operations on July 1, 2014.

2  Calculated based on average shares outstanding during the period.

3  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.

4  Not annualized

5  Annualized

6  Excludes impact of in-kind transactions

7  Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

For a capital share outstanding throughout the period

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Period	$35.00
Income from Investment Operations:
Net investment income[2]	0.49
Net realized and unrealized gain on investments in securities and futures[3]	1.65
Total from Investment Operations	2.14
Less Distributions:
Distributions from net investment income	(0.38)
Total Distributions	(0.38)
Net Asset Value, End of Period	$36.76
Total Return[7]	6.15%[4]
Supplemental Data:
Net assets at end of period (000's)	$86,397
Ratios of expenses to average net assets:
Before fees waived	0.81%[5]
After fees waived	0.59%[5]
Ratios of net investment income to average net assets:
Before fees waived	1.12%[5]
After fees waived	1.34%[5]
Portfolio turnover rate[6]	13%[4]

1  Commenced operations on July 1, 2014.

2  Calculated based on average shares outstanding during the period.

3  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.

4  Not annualized

5  Annualized

6  Excludes impact of in-kind transactions

7  Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

For a capital share outstanding throughout the period

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF
Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Period	$35.00
Income from Investment Operations:
Net investment income[2]	1.12
Net realized and unrealized gain on investments in securities and futures[3]	0.20
Total from Investment Operations	1.32
Less Distributions:
Distributions from net investment income	(0.94)
Total Distributions	(0.94)
Net Asset Value, End of Period	$35.38
Total Return[7]	3.77%[4]
Supplemental Data:
Net assets at end of period (000's)	$86,678
Ratios of expenses to average net assets:
Before fees waived	0.77%[5]
After fees waived	0.59%[5]
Ratios of net investment income to average net assets:
Before fees waived	2.91%[5]
After fees waived	3.09%[5]
Portfolio turnover rate[6]	17%[4]

1  Commenced on July 1, 2014.

2  Calculated based on average shares outstanding during the period.

3  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.

4  Not annualized

5  Annualized

6  Excludes impact of in-kind transactions

7  Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

For a capital share outstanding throughout the period

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Period	$35.00
Income from Investment Operations:
Net investment income[2]	0.40
Net realized and unrealized gain on investments in securities and futures[3]	4.16
Total from Investment Operations	4.56
Less Distributions:
Distributions from net investment income	(0.33)
Total Distributions	(0.33)
Net Asset Value, End of Period	$39.23
Total Return[7]	13.06%[4]
Supplemental Data:
Net assets at end of period (000's)	$23,538
Ratios of expenses to average net assets:
Before fees waived	0.59%[5]
After fees waived	1.07%[5]
Ratios of net investment income to average net assets:
Before fees waived	0.67%[5]
After fees waived	1.15%[5]
Portfolio turnover rate[6]	10%[4]

1  Commenced on August 1, 2014.

2  Calculated based on average shares outstanding during the period.

3  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.

4  Not annualized

5  Annualized

6  Excludes impact of in-kind transactions

7  Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

For a capital share outstanding throughout the period

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Period	$35.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.80
Net realized and unrealized loss on investments in securities, futures and foreign currencies[3]	(0.18)
Total from Investment Operations	0.62
Less Distributions:
Distributions from net investment income	(0.42)
Distributions from net realized gain	(0.01)
Total Distributions	(0.43)
Net Asset Value, End of Period	$35.19
Total Return[7]	1.77%[4]
Supplemental Data:
Net assets at end of period (000's)	$24,633
Ratios of expenses to average net assets:
Before fees waived	1.58%[5]
After fees waived	0.63%[5]
Ratios of net investment income to average net assets:
Before fees waived	2.04%[5]
After fees waived	2.99%[5]
Portfolio turnover rate[6]	31%[4]

1  Commenced on September 30, 2014.

2  Calculated based on average shares outstanding during the period.

3  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.

4  Not annualized

5  Annualized

6  Excludes impact of in-kind transactions

7  Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

See notes to financial statements.

Notes to Financial Statements

Compass EMP Funds  June 30, 2015

1.  Organization:

Compass EMP Funds Trust (the "Trust"), was organized as a Delaware statutory trust on April 11, 2012. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("1940 Act"). As of June 30, 2015, the Trust consisted of twenty-one funds. The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Diversification Classification
Compass EMP U.S. 500 Volatility Weighted Index ETF	Diversified
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	Diversified
Compass EMP U.S. 500 EQ Income 100 Enhanced Volatility Weighted Index ETF	Diversified
Compass EMP U.S. 500 Discovery 500 Volatility Weighted Index ETF	Diversified
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	Diversified

The following Funds commenced operations on July 1, 2014 and their objectives are as follows:

Compass EMP U.S. 500 Volatility Weighted Index ETF — seeks to match the performance of the CEMP U.S. Large Cap 500 Volatility Weighted Index before fees and expenses.

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF — seeks to match the performance of the CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index before fees and expenses.

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF — seeks to match the performance of the CEMP U.S. Large Cap High Dividend 100 Long/Cash Volatility Weighted Index before fees and expenses.

The following Fund commenced operations on August 1, 2014 and its objective is as follows:

Compass EMP U.S. Discovery 500 Volatility Weighted Index ETF — seeks to match the performance of the CEMP U.S. Small Cap 500 Long/Cash Volatility Weighted Index before fees and expenses.

The following Fund commenced operations on September 30, 2014 and its objective is as follows:

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF — seeks to match the performance of the CEMP International 500 Long/Cash Volatility Weighted Index before fees and expenses.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

Shares of the Funds are listed and traded on NASDAQ Stock Market, LLC ("Exchange"). The Funds will issue and redeem shares of a Fund ("Shares") at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit"). The Funds will issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Fund's Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares of a Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from a Fund. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions.

Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation:

The net asset values per share of the Funds are determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current mean price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System; (c) United States Government and Agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when the Trustees believe such prices reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value or the security's valuation, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures position, in which case the Fund will not consider any difference between the eventual settlement price and the best available price used to be a basis for determining that an incorrect NAV calculation has occurred.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Funds' investments, used to value the Funds' assets and liabilities as of June 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Compass EMP U.S. 500 Volatility Weighted Index ETF
Closed End Funds	$23,719	$—	$—	$23,719
Common Stocks*	9,110,071	—	—	9,110,071
Short-Term Investments	31,266	—	—	31,266
Total	$9,165,056	$—	$—	$9,165,056
Other Financial Instruments^
Futures	$(58)	$—	$—	$(58)

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Description	Level 1	Level 2	Level 3	Total
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
Closed End Funds	$221,683	$—	$—	$221,683
Common Stocks*	85,209,849	—	—	85,209,849
Short-Term Investments	696,998	—	—	696,998
Total	$86,128,530	$—	$—	$86,128,530
Other Financial Instruments^
Futures	$(15,780)	$—	$—	$(15,780)
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF
Closed End Funds	$1,036,009	$—	$—	$1,036,009
Common Stocks*	84,789,114	—	—	84,789,114
Short-Term Investments	489,554	—	—	489,554
Total	$86,314,677	$—	$—	$86,314,677
Other Financial Instruments^
Futures	$(9,932)	$—	$—	$(9,932)
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
Closed End Funds	$405,924	$—	$—	$405,924
Common Stocks*	22,945,849	—	—	22,945,849
Short-Term Investments	152,577	—	—	152,577
Total	$23,504,350	$—	$—	$23,504,350
Other Financial Instruments^
Futures	$(3,892)	$—	$—	$(3,892)
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
Common Stocks*	$24,328,973	$—	$6,138	$24,335,111
Rights*	—	820	—	820
Short-Term Investments	232,431	—	—	232,431
Total	$24,561,404	$820	$6,138	$24,568,362
Other Financial Instruments^
Futures	$(7,542)	$—	$—	$(7,542)

*  Please refer to the Schedules of Investments for industry classifications.

^  Other Financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

For the fiscal year ended June 30, 2015, there were no transfers into or out of Level 1, 2, or 3 during the current period presented. It is the Funds' policy to record transfers into or out of Fair Value Levels at the end of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	Balance as of 07/01/2014	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 06/30/2015	Net Change in Unrealized Appreciation (Depreciation) on securities held at 06/30/2015
Common Stocks	$—	$—	$(15,408)	$21,546	$—	$—	$—	$6,138	$(15,408)

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	Fair Value as of 06/30/2015*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Common Stocks	$6,138	Market Comparables	U.S. OTC Equivalent	$1.83 - $3.91	Significant changes in the U.S. OTC equivalent quotes would result in direct and proportional changes in the fair value of the security

*  Level 3 securities are typically valued by the Adviser. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

Foreign Currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Futures Contracts:

Each Fund may invest in futures contracts to hedge or manage risks associated with the Funds' securities investments or to gain exposure to certain asset classes or markets. As required by the 1940 Act, the Funds may purchase or sell futures contracts only if the Funds' liabilities for the futures position are "covered" by an offsetting position in a futures contract or by the Funds segregating liquid assets equal to the Funds' liabilities on the futures contract. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Funds on a daily basis. The Funds record an unrealized gain or loss by marking each futures contract to market. A realized gain or loss is recorded when the contract is closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying assets. Futures contracts may have off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statements of Assets and Liabilities.

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Funds may be required to make cash payments to maintain their required margin. In such situations, if the Funds had insufficient cash, they might have to sell portfolio securities to meet margin requirements at a time when it would be disadvantageous to do so. In addition, the Funds might be required to make delivery of the underlying instruments of futures contracts they hold. The inability to close positions in futures could also have an adverse impact on the Funds' ability to hedge or manage risks effectively.

Successful use of futures by the Funds is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the assets that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The Funds will purchase or sell futures contracts in accordance with the Commodity Futures Trading Commission ("CFTC") regulations.

GAAP requires disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows.

Derivatives Disclosure —

Fair Values of Derivative Instruments in the Funds* as of June 30, 2015:

Compass EMP U.S. 500 Volatility Weighted Index ETF

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$58

*  Includes cumulative appreciation/depreciation as reported on Schedule of Investments.

Amount of Realized Gain on Derivatives Recognized in Income	Value	Change in Unrealized Depreciation on Derivatives Recognized in Income	Value
Equity Contracts — Futures	$14,699	Equity Contracts — Futures	$58

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$15,780

*  Includes cumulative appreciation/depreciation as reported on Schedule of Investments.

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Amount of Realized Gain on Derivatives Recognized in Income	Value	Change in Unrealized Depreciation on Derivatives Recognized in Income	Value
Equity Contracts — Futures	$39,359	Equity Contracts — Futures	$15,780

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$9,932

*  Includes cumulative appreciation/depreciation as reported on Schedule of Investments.

Amount of Realized Gain on Derivatives Recognized in Income	Value	Change in Unrealized Depreciation on Derivatives Recognized in Income	Value
Equity Contracts — Futures	$36,280	Equity Contracts — Futures	$9,932

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$3,892

*  Includes cumulative appreciation/depreciation as reported on Schedule of Investments.

Amount of Realized Gain on Derivatives Recognized in Income	Value	Change in Unrealized Depreciation on Derivatives Recognized in Income	Value
Equity Contracts — Futures	$39,678	Equity Contracts — Futures	$3,892

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$7,542

*  Includes cumulative appreciation/depreciation as reported on Schedule of Investments.

Amount of Realized Gain on Derivatives Recognized in Income	Value	Change in Unrealized Depreciation on Derivatives Recognized in Income	Value
Equity Contracts — Futures	$17,782	Equity Contracts — Futures	$7,542

Offsetting of Financial Assets and Derivatives Assets

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2015, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities' and

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Compass EMP U.S. 500 Volatility Weighted Index
Description / Counterparty
Futures Collins & Company LLC	$58	$—	$58	$—	$(58)	$—
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
Description / Counterparty
Futures Collins & Company LLC	$15,780	$—	$15,780	$—	$(15,780)	$—
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF
Description / Counterparty
Futures Collins & Company LLC	$9,932	$—	$9,932	$—	$(9,932)	$—
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
Description / Counterparty
Futures Collins & Company LLC	$3,892	$—	$3,892	$—	$(3,892)	$—
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
Description / Counterparty
Futures Collins & Company LLC	$7,542	$—	$7,542	$—	$(7,542)	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Federal Income Tax:

The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2015, the Funds have not yet determined if any tax positions did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2015, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognized interest and penalties, if any, related to unrecognized tax

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2015, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since each Fund's commencement of operations.

Distributions to Shareholders:

The Funds, with the exception of Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF, distribute any net investment income quarterly. The Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF distributes any net investment income monthly. All of the Funds distribute any net realized long or short-term capital gains at least annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for reporting purposes.

Other:

Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are accreted or amortized over their respective lives using the effective interest method.

Share Valuation:

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds' shares will not be priced on days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund's net asset value per share.

Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures." ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds' financial statement disclosures

Subsequent Events:

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term services and in-kind transactions) for the fiscal year ended June 30, 2015 were as follows:

Fund	Purchases	Sales
Compass EMP U.S. 500 Volatility Weighted Index ETF	$2,534,615	$1,731,942
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	17,842,123	6,708,699
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	31,096,602	9,685,116

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Fund	Purchases	Sales
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	$6,189,363	$1,499,326
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	4,200,841	3,903,647

In-kind transactions associated with purchases and sales for the fiscal year ended June 30, 2015 were as follows;

Fund	Purchases	Sales
Compass EMP U.S. 500 Volatility Weighted Index ETF	$8,758,483	$710,602
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	90,526,769	17,873,042
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	98,254,427	31,884,753
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	25,811,603	8,370,907
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	24,335,645	—

4.  Investment Advisory, Administration and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("Victory Capital" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement (the "Advisory Agreement"), the Adviser is entitled to receive fees for its services, computed daily and payable monthly based on a percentage of the average daily net assets of each Fund. For its services, the Funds pay to the Adviser, as of the last day of each month, an annualized fee equal to 0.30% of average net assets of the U.S. 500 Volatility Weighted Index ETF, U.S. 500 Enhanced Volatility Weighted Index ETF, U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF, U.S. Discovery 500 Enhanced Volatility Weighted Index ETF and, and 0.40% of the of average net assets of the Developed 500 Enhanced Volatility Weighted Index ETF, with such fees to be computed daily based upon daily average net assets of the Funds. The Adviser pays expenses incurred by it in connection with acting as investment Adviser to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Advisory Agreement). The Adviser pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement).

Prior to May 1, 2015, Compass Efficient Model Portfolios, LLC ("CEMP") provided investment advisory services to the Funds. For its services, the Funds paid to CEMP, as of the last day of each month, an annualized fee equal to 0.50% of average net assets of the U.S. 500 Volatility Weighted Index ETF, 0.60% of average net assets of the of the U.S. 500 Enhanced Volatility Weighted Index ETF, U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF, and U.S. Discovery 500 Enhanced Volatility Weighted Index ETF, and 0.70% of the of average net assets of the Developed 500 Enhanced Volatility Weighted Index ETF, with such fees to be computed daily based upon daily average net assets of the Funds.

For the period ended June 30, 2015, Advisory fees incurred by the Funds as well as amounts due to or from the Adviser at June 30, 2015 were as follows:

Fund	Advisory Fees	Due To/(From) Adviser at June 30, 2015
Compass EMP U.S. 500 Volatility Weighted Index ETF	$33,159	$25,006
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	250,377	(1,799)

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Fund	Advisory Fees	Due To/(From) Adviser at June 30, 2015
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	$269,466	$3,193
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	64,001	15,305
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	49,966	7,055

The Adviser has contractually agreed to waive its Advisory fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.58% for the U.S. 500 Volatility Weighted Index ETF, 0.68% for the U.S. 500 Enhanced Volatility Weighted Index ETF, U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF, and U.S. Discovery 500 Enhanced Volatility Weighted Index ETF, and and 0.78% for the Developed 500 Enhanced Volatility Weighted Index ETF. Effective May 1, 2015, the Adviser has contractually agreed to waive its Advisory fee and/or reimburse expenses an additional amount through at least April 30, 2016 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.35% for the U.S. 500 Volatility Weighted Index ETF, U.S. 500 Enhanced Volatility Weighted Index ETF, U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF, U.S. Discovery 500 Enhanced Volatility Weighted Index ETF, and 0.45% for the Developed 500 Enhanced Volatility Weighted Index ETF. The Adviser is permitted to recoup Advisory fees waived and expenses reimbursed by it or by the Fund's predecessor Adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

For the period ended June 30, 2015, the Adviser waived Advisory fees and reimbursed expenses as follows:

Fund	Advisory Fees Waived/Expense Reimbursed
Compass EMP U.S. 500 Volatility Weighted Index ETF	$(61,304)
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	(110,009)
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	(92,663)
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	(59,513)
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	(82,842)

As of June 30, 2015, the Adviser may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

Fund	June 30, 2018
Compass EMP U.S. 500 Volatility Weighted Index ETF	$61,304
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	110,009
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	92,663
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	59,513
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	82,842

U.S. Bank National Association ("U.S. Bank") serves as custodian for the all the Trust's assets. For its custody services to the Trust, U.S. Bank receives fees at an annualized rate of .004% of the Compass Trusts' aggregate average daily net assets, plus applicable per transaction fees. The Trust reimburses U.S. Bank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

U.S. Bancorp Fund Services, LLC ("USB") serves as the Funds' administrator, fund accountant and transfer agent. Under an Administration, Accounting and Transfer Agent Agreement, USB receives for its services the greater of $25 thousand per fund, or at the following annual rates based on the average daily net assets of the Trust:

Trust AUM	Annual Fee
First $100 million	0.0575%
Next $150 million	0.0525%
Next $250 million	0.0450%
Next $250 million	0.0350%
Thereafter	0.0225%

The Trust reimburses USB for all of its reasonable out-of-pocket expenses incurred in providing these services.

Quasar Distributors, LLC (the "Distributor") serves as distributor for the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of average daily net assets. No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees.

5.  Risks:

In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund's prospectus provides details of these and other types of risk.

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund's exposure to market risk is the market value of the investments held as shown in the Fund's schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund's objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund's portfolio are disclosed in its Schedule of Investments.

The Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF invests in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Investments includes information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments to otherwise honor its obligations. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Federal Income Tax Information:

The tax character of distributions for the following periods was as follows:

For the period ended June 30, 2015:

	Ordinary Income	Realized Gain
Compass EMP U.S. 500 Volatility Weighted Index ETF	$93,836	—
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	607,150	—
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	1,513,918	—
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	132,709	—
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	243,567	$283

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2015.

As of June 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Compass U.S. 500 Volatility Weighted Index ETF	Compass U.S. 500 Enhanced Volatility Weighted Index ETF	Compass U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	Compass U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	Compass Developed 500 Enhanced Volatility Weighted Index ETF
Tax cost of Investments	$8,889,101	$85,536,942	$89,258,208	$23,181,430	$24,835,526
Unrealized Appreciation	652,595	3,937,810	2,046,139	1,477,562	847,473
Unrealized Depreciation	(376,640)	(3,346,222)	(4,989,670)	(1,154,642)	(1,114,637)
Net unrealized appreciation (depreciation)	275,955	591,588	(2,943,531)	322,920	(267,164)
Undistributed OI	10,540	44,334	96,861	10,079	24,614
Undistributed LTG	8,766	—	—	—	5,861
Distributable earnings	19,306	44,334	96,861	10,079	30,475
Other accumulated loss	—	(554,543)	(728,074)	(118,336)	(9,804)
Total accumulated gain/(loss)	$295,261	$81,379	$(3,574,744)	$214,663	$(246,493)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, the mark to market on open futures contracts and adjustments for C-Corporation return of capital distributions, and passive foreign investment companies.

Notes to Financial Statements — continued

Compass EMP Funds  June 30, 2015

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Post October Losses
Compass EMP U.S. 500 Volatility Weighted Index ETF	—
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	$498,681
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	697,895
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	110,845
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	9,767

At June 30, 2015, the Funds had capital loss carry-forwards (no expiration) for federal income tax purposes available to offset future capital gains as follows:

Short-Term
Compass EMP U.S. 500 Volatility Weighted Index ETF	—
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	$55,862
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	30,179
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	7,491
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	—

Permanent book and tax differences, primarily due to gains in-kind distributions not taxable and foreign currency gains (losses) resulted in reclassifications for the period ended June 30, 2015 as follows:

	Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
Compass EMP U.S. 500 Volatility Weighted Index ETF	$51,805	$(51,805)	—
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	1,858,753	(1,858,753)	—
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	2,571,779	(2,571,779)	—
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	1,171,807	(1,171,807)	—
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	—	1,986	$(1,986)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Compass EMP Funds Trust
and the Shareholders of Compass EMP US 500 Volatility Weighted Index ETF, Compass EMP US 500 Enhanced Volatility Weighted Index ETF, Compass EMP US EQ Income 100 Enhanced Volatility Weighted Index ETF, Compass EMP US Discovery 500 Enhanced Volatility Weighted Index ETF and Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF

We have audited the accompanying statements of assets and liabilities of the Compass EMP US 500 Volatility Weighted Index ETF, Compass EMP US 500 Enhanced Volatility Weighted Index ETF, Compass EMP US EQ Income 100 Enhanced Volatility Weighted Index ETF, Compass EMP US Discovery 500 Enhanced Volatility Weighted Index ETF and Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF (the "Funds"), each a series of shares of beneficial interest in the Compass EMP Funds Trust, including the schedules of investments, as of June 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass EMP US 500 Volatility Weighted Index ETF, Compass EMP US 500 Enhanced Volatility Weighted Index ETF, Compass EMP US EQ Income 100 Enhanced Volatility Weighted Index ETF, Compass EMP US Discovery 500 Enhanced Volatility Weighted Index ETF and Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF as of June 30, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the year or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 28, 2015

  Supplemental Information

Compass EMP Funds  June 30, 2015

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust in managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under that 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, positions with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 21 portfolios in the Compass EMP Funds Trust, 25 portfolios in The Victory Portfolios, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Compass EMP Funds Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Each Trustee has an indefinite term.

Name and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
David Brooks Adcock, 63	Trustee	May 2015, indefinite	Consultant (since 2006).

The Victory Portfolios (2005-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2005-present); The Victory Variable Insurance Funds (1 portfolio) (2005-present); FBR Funds (2011-2012).

Nigel D. T. Andrews, 68	Vice Chair and Trustee	May 2015, indefinite	Retired.

The Victory Portfolios (2002-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2002-present); The Victory Variable Insurance Funds (1 portfolio) (2002-present); Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

Name and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
E. Lee Beard, 63	Trustee	May 2015, indefinite	Consultant, The Henlee Group, LLC. (Consulting) (since 2005).

The Victory Portfolios (2005-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2005-present); The Victory Variable Insurance Funds (1 portfolio) (2005-present); Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 61	Trustee	May 2015, indefinite	Chief Investment Officer, Tufts University (since 2002).	The Victory Portfolios (2011-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2011-present); The Victory Variable Insurance Funds (1 portfolio) (2011-present).
John L. Kelly, 62	Trustee	May 2015, indefinite	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011);

The Victory Portfolios (2015-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2015-present); The Victory Variable Insurance Funds (1 portfolio) (2015-present); Director, Caledonia Mining Corporation (May 2012 to present); Managing Member, Crossroad LLC (May 2009 to present).

David L. Meyer, 58	Trustee	May 2015, indefinite	Retired.	The Victory Portfolios (2008-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2008-present); The Victory Variable Insurance Funds (1 portfolio) (2008-present).

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

Name and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Leigh A. Wilson, 70	Trustee	May 2015, indefinite	Private Investor.

The Victory Portfolios (1994-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (1994-present); The Victory Variable Insurance Funds (1 portfolio) (1994-present); Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee and Independent Chairman, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustees
David C. Brown, 43	Trustee	May 2015, indefinite

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

The Victory Portfolios (2008-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2008-present); The Victory Variable Insurance Funds (1 portfolio) (2008-present);

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 866-376-7890.

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is c/o Compass EMP Funds Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	May 2015, indefinite	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 45	Vice President	May 2015, indefinite	Manager, Fund Administration, the Adviser (January 2015-present). Senior Analyst, Fund Administration, the Adviser (prior to January 2015).
Erin G. Wagner, 41	Secretary	May 2015, indefinite	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher A. Ponte, 31	Treasurer	May 2015, indefinite	Senior Analyst, Fund Administration, the Adviser; Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Jay G. Baris, 61	Assistant Secretary	May 2015, indefinite	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).
Edward J. Veilleux, 71	Chief Compliance Officer	May 2015, for a one year term, renewable annually	President of EJV Financial Services (mutual fund consulting)

  Supplemental Information

Compass EMP Funds  June 30, 2015

(Unaudited)

Additional Federal Income Tax Information

For the fiscal year ended June 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Developed 500 Enhanced Volatility Weighted Index ETF	100.00%
U.S. 500 Enhanced Volatility Weighted Index ETF	100.00%
U.S. 500 Volatility Weighted Index ETF	100.00%
U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	100.00%
U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2015 was as follows:

Developed 500 Enhanced Volatility Weighted Index ETF	0.00%
U.S. 500 Enhanced Volatility Weighted Index ETF	100.00%
U.S. 500 Volatility Weighted Index ETF	100.00%
U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	100.00%
U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	100.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Developed 500 Enhanced Volatility Weighted Index ETF	0.08%
U.S. 500 Enhanced Volatility Weighted Index ETF	0.00%
U.S. 500 Volatility Weighted Index ETF	0.00%
U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	0.00%
U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	0.00%

For the year ended June 30, 2015, the Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Gross Country	Taxes Dividend	Withheld
Australia	19,764	237
Belgium	5,843	877
Bermuda	1,703	—
Canada	29,482	4,422
Switzerland	26,558	2,005
Germany	30,978	4,233
Denmark	7,516	1,127
Spain	11,562	1,734
Finland	6,360	954
France	44,324	6,648
Ireland	1,383	—
Israel	1,397	223
Italy	11,321	1,734
Jersey	4,446	139
Japan	36,951	3,695
Netherlands	7,246	990
Norway	3,971	596
Portugal	2,430	607
Sweden	21,412	3,367
Total	274,647	33,588

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Security and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30th is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of a Fund, you pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:

The columns under the heading entitled "Actual" help you estimate the actual expenses you paid over the period. The "Actual Ending Account Value" shown is derived from a Fund's actual return and the "Actual Expenses Paid During Period" show the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the column under the heading untitled "Actual Expenses Paid During Period".

Hypothetical Example for Comparison Purposes:

The columns under the heading entitled "Hypothetical" provide information about hypothetical account value and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

			Actual		Hypothetical (5% return before expenses)
	Fund's Annual Expense Ratio	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Expenses Paid During Period(a)	Ending Account Value 06/30/15	Expenses Paid During Period
Compass EMP U.S. 500 Volatility Weighted Index ETF	0.50%	$1,000.00	$1,015.40	$2.50	$1,022.32	$2.51
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF	0.54%	1,000.00	1,014.80	2.70	1,022.12	2.71
Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF	0.56%	1,000.00	977.70	2.73	1,022.03	2.79
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF	0.55%	1,000.00	1,036.90	2.76	1,022.08	2.74
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	0.62%	1,000.00	1,038.20	3.13	1,021.72	3.10

(a)  Actual Expenses Paid During Period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by days in period, and divided by 365.

Results of Shareholder Meetings

A Special Meeting of Shareholders of the Funds was held on April 27, 2015 at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppage, NY, pursuant to notice given to all shareholders of record of the Fund at the close of business on March 4, 2015. At the Special Meeting, shareholders were asked to approve the following proposals, and the tabulation of the shareholder votes rendered the following results:

Proposal	Votes For	Votes Against	Abstained
Compass EMP U.S. 500 Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement	121,163	—	2
To elect Trustees:
David Brooks Adcock	143,962	—	—
Nigel D.T. Andrews	143,962	—	—
E. Lee Beard	143,962	—	—
Sally M. Dungan	143,962	—	—
David L. Meyer	143,962	—	—
Leigh A. Wilson	143,962	—	—
David C. Brown	143,962	—	—

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Proposal	Votes For	Votes Against	Abstained
Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement	689,245	—	—
To elect Trustees:
David Brooks Adcock	1,113,105	—	1,484
Nigel D.T. Andrews	1,113,105	—	1,484
E. Lee Beard	1,113,105	—	1,484
Sally M. Dungan	1,113,105	—	1,484
David L. Meyer	1,113,105	—	1,484
Leigh A. Wilson	1,113,105	—	1,484
David C. Brown		1,112,573	2,016
Proposal	Votes For	Votes Against	Abstained
Compass EMP U.S. EQ Income Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement	1,086,249	17,518	27,519
To elect Trustees:
David Brooks Adcock	1,648,058	—	59,366
Nigel D.T. Andrews	1,647,196	—	60,228
E. Lee Beard	1,648,058	—	59,366
Sally M. Dungan	1,648,228	—	59,196
David L. Meyer	1,648,058	—	59,366
Leigh A. Wilson	1,647,196	—	60,228
David C. Brown	1,647,996	—	59,428
Proposal	Votes For	Votes Against	Abstained
Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement	170,561	1,418	1,123
To elect Trustees:
David Brooks Adcock	228,119	—	2,010
Nigel D.T. Andrews	228,119	—	2,010
E. Lee Beard	228,119	—	2,010
Sally M. Dungan	228,282	—	1,847
David L. Meyer	228,119	—	2,010
Leigh A. Wilson	228,119	—	2,010
David C. Brown	228,282	—	1,847

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Proposal	Votes For	Votes Against	Abstained
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF
To approve a new Investment Advisory Agreement	197,074	3,034	396
To elect Trustees:
David Brooks Adcock	267,053	—	632
Nigel D.T. Andrews	266,558	—	1,127
E. Lee Beard	267,053	—	632
Sally M. Dungan	267,215	—	470
David L. Meyer	267,053	—	632
Leigh A. Wilson	266,558	—	1,127
David C. Brown	267,215	—	470

Statement Regarding the Basis for Approval of Investment Advisory Agreement

Considerations of the Board in Approving the Investment Advisory Agreement

At a Special Meeting of Shareholders of the Trust held on April 17, 2015, the shareholders of the Trust approved a new investment advisory agreement (the "New Advisory Agreement") with Victory Capital Management Inc. ("Victory Capital") in anticipation of the acquisition of substantially all of the assets of the Trust's investment adviser, Compass Advisory Group, LLC d/b/a Compass EMP, by Victory Capital (the "Acquisition"). At a meeting of the Board of Trustees of the Trust (the "Predecessor Board") held on January 29, 2015, the Trustees, including the Trustees who were not "interested persons" of the Trust (the "Independent Trustees"), approved the New Advisory Agreement and recommended its approval by shareholders. In connection with the Predecessor Board's consideration of the Advisory Agreement, Victory Capital provided the Predecessor Board with written materials in advance of the Board Meeting. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees' conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. The following summarizes the Trustees' review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Predecessor Board reviewed the materials provided by Victory Capital relating to the New Advisory Agreement. The Trustees discussed Victory Capital's focus of providing investment management delivered through a multi-boutique structure of autonomous investment franchises. They also noted that the same portfolio management team members that currently managed the Funds were expected to continue to manage each of the Funds in accordance with each Fund's current investment strategies, investment objectives and investment processes that would remain in place after the Acquisition. The Board also considered that Victory Capital would assume the responsibility, where advantageous and cost effective to the Funds, to provide centralized services such as risk management, trading, marketing, fund administration, accounting and finance, sales and relationship management to the Funds following the Acquisition and that Victory Capital would maintain a continuous investment program for the Funds and exercise oversight of the performance and compliance programs of the various service providers. The Board considered Victory Capital's Senior Management Committee and its intention to assume the responsibilities for directing business strategy, promoting corporate culture, allocating resources, and managing all aspects of its investment business. The Trustees further considered the depth and experience of the non-portfolio management personnel that would have responsibilities to the Funds and noted that Victory Capital had not experienced any material compliance issues within the last twelve months. The Board, including the Independent Trustees, concluded that Victory Capital had sufficient quality and depth of personnel, resources, compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that there was no reason to believe there would be a decrease in the quality of services provided to the Funds.

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Performance. The Trustees agreed that the performance of each Fund should be considered individually because each Fund has different strategies, objectives and benchmarks for performance. The Trustees considered the year-to-date and since inception total returns for each Fund as compared to its respective CEMP index and the performance of each CEMP index compared to a selected broad-based market index, among other factors. The Trustees also considered the Morningstar Peer Group analysis for each Fund provided by Victory Capital. The Trustees noted that they had just recently reviewed the performance of the portfolio managers at the August 2014 board meeting and were satisfied with the Funds' performance under the portfolio management team, which was expected to be the same team employed by Victory Capital upon completion of the Acquisition. The Board considered that each Fund's performance may benefit in the future to the extent that the Funds' operational expenses decrease as a result of lower expense ratios agreed to by Victory Capital in its contractual expense limitation agreement with the Funds and any other economies of scale that may be realized from the Funds' relationship with Victory Capital. The Trustees noted that they continued to have confidence in the investment teams' rule-based methodology, and that each Fund's performance was acceptable. The Trustees concluded that there was no reason to believe that the Funds' performance would be compromised as a result of the New Advisory Agreement with Victory Capital.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Victory Capital, the Board reviewed each Fund's advisory fee and overall expense structure as compared to its respective Peer Group comprised of other investment company portfolios selected by Victory Capital with similar investment objectives, strategies and size. The Board noted that Victory Capital would be lowering the advisory fee and limitation on the expense ratio for all of the Funds. The Board further noted that Victory Capital would maintain the proposed expense limitations for at least one year after the completion of the Acquisition. The Trustees reasoned that each Fund's management fees were in line with those of its Peer Group, and concluded that each Fund's fees were reasonable. The Trustees further considered Victory Capital's agreement to absorb the cost of certain other expenses related to the Acquisition, and that Victory Capital may choose to reduce its fees in the future, in order to improve distribution and increase Fund sales.

Economies of Scale. The Trustees considered whether Victory Capital would realize economies of scale with respect the management of the Funds. They reviewed the marketing and distribution efforts for those mutual funds currently advised by Victory Capital and noted that the addition of the Funds would deepen existing distribution relationships and develop new sales opportunities. The Trustees reviewed the projections for asset growth for each Fund over the 12-14 months following the Acquisition, and discussed Victory Capital's proposed expense limitation agreement. It was the consensus of the Board that, given the projected asset growth and in light of the economies that would be passed to the shareholders through the expense limitation agreement, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed and considered the anticipated profit to be realized by Victory Capital in connection with the operation of each Fund and whether the amount of profit was fair entrepreneurial profit for the management of each Fund. The Trustees considered the aggregate profitability of the Funds to Victory Capital and noted that Victory Capital expected to operate at a loss with respect to the Funds for the initial term of the New Advisory Agreement. The Board concluded that Victory Capital's anticipated level of profitability with respect to each Fund is not excessive.

As a result of their considerations, the Predecessor Board, including all of the Independent Trustees, determined that the proposed New Advisory Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Predecessor Board, by separate vote of the Independent Trustees and a majority of the Predecessor Board, approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Frequency Distribution of Premiums and Discounts

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for the Funds were at a premium or discount to their daily net asset value (NAV). The chart presented represents past performance and cannot be used to predict future results.

Compass EMP U.S. 500 Volatility Weighted Index ETF

Period Covered July 01, 2014 through June 30, 2015

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	16	6.35%
0.75	% to 0.999%	7	2.78%
0.50	% to 0.749%	11	4.37%
0.25	% to 0.499%	20	7.94%
0.00	% to 0.249%	72	28.57%
-0.001	% to -0.249%	88	34.92%
-0.25	% to -0.499%	18	7.14%
-0.50	% to -0.749%	6	2.38%
-0.75	% to -0.999%	6	2.38%
-1.00	% or more	8	3.17%
		252	100.00%

Compass EMP U.S. 500 Enhanced Volatility Weighted Index ETF

Period Covered August 01, 2014 through June 30, 2015

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	0	0.00%
0.75	% to 0.999%	0	0.00%
0.50	% to 0.749%	2	0.79%
0.25	% to 0.499%	11	4.37%
0.00	% to 0.249%	184	73.01%
-0.001	% to -0.249%	51	20.24%
-0.25	% to -0.499%	3	1.19%
-0.50	% to -0.749%	0	0.00%
-0.75	% to -0.999%	0	0.00%
-1.00	% or more	1	0.40%
		252	100.00%

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Compass EMP U.S. EQ Income 100 Enhanced Volatility Weighted Index ETF

Period Covered July 01, 2014 through June 30, 2015

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	0	0.00%
0.75	% to 0.999%	0	0.00%
0.50	% to 0.749%	1	0.40%
0.25	% to 0.499%	5	1.98%
0.00	% to 0.249%	188	74.60%
-0.001	% to -0.249%	56	22.22%
-0.25	% to -0.499%	1	0.40%
-0.50	% to -0.749%	0	0.00%
-0.75	% to -0.999%	1	0.40%
-1.00	% or more	0	0.00%
		252	100.00%

Compass EMP U.S. Discovery 500 Enhanced Volatility Weighted Index ETF

Period Covered August 01, 2014 through June 30, 2015

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	8	3.46%
0.75	% to 0.999%	3	1.30%
0.50	% to 0.749%	6	2.60%
0.25	% to 0.499%	18	7.79%
0.00	% to 0.249%	112	48.49%
-0.001	% to -0.249%	56	24.24%
-0.25	% to -0.499%	22	9.52%
-0.50	% to -0.749%	3	1.30%
-0.75	% to -0.999%	1	0.43%
-1.00	% or more	2	0.87%
		231	100.00%

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF

Period Covered September 30, 2014 through June 30, 2015

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	39	20.63%
0.75	% to 0.999%	26	13.76%
0.50	% to 0.749%	27	14.29%
0.25	% to 0.499%	41	21.69%
0.00	% to 0.249%	35	18.52%
-0.001	% to -0.249%	10	5.29%
-0.25	% to -0.499%	6	3.17%
-0.50	% to -0.749%	2	1.06%
-0.75	% to -0.999%	2	1.06%
-1.00	% or more	1	0.53%
		189	100.00%

Privacy Notice

Facts	WHAT DOES COMPASS EMP FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Compass EMP Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Compass EMP Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?    Call 1-866-376-7890

What we do

How does Compass EMP Funds Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.
How does Compass EMP Funds Trust collect my personal information?	We collect your personal information, for example, when you
■ open and account or deposit money
■ direct us to buy securities or direct us to sell your securities
■ seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes-information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies, such as Compass Efficient Model Portfolios, LLC, the Funds' investment advisor.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Compass EMP Funds Trust doesn't share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Compass EMP Funds Trust doesn't jointly market.

Compass EMP Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Visit our website at:	Call Victory at:
www.compassempetf.com	800-539-FUND (800-539-3863)

VP-COMPASSETF-AR (6/15)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  David Meyer and Leigh Beard are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2015	FYE 06/30/2014
Audit Fees	$186,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$65,000	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2015	FYE 06/30/2014
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2015	FYE 06/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows:  David Adcock, E. Lee Beard, David Meyers, and Leigh Wilson.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Compass EMP Funds Trust

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, President

Date	9/2/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, President
Date	9/2/15

By (Signature and Title)*	/s/ Christopher A. Ponte
Christopher A. Ponte, Treasurer
Date	9/2/15

* Print the name and title of each signing officer under his or her signature.